UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Viemed Healthcare, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VIEMED HEALTHCARE, INC.
625 E. Kaliste Saloom Rd.
Lafayette, Louisiana 70508

April __, 2021

Dear Shareholder:

It is my pleasure to invite you to attend the 2021 annual and special meeting (“Meeting”) of shareholders of Viemed Healthcare, Inc. (the “Corporation). The Meeting will be held at the Homewood Suites by Hilton, 201 Kaliste Saloom Road, Lafayette, LA 70508 (Lafayette B Room) on Thursday, June 10, 2021 at 9:30 a.m. (CDT) to:

1.receive the audited consolidated financial statements of the Corporation, together with the auditor’s reports thereon, for the fiscal years ended December 31, 2020 and 2019;

2.elect eight directors to serve until the next annual meeting of shareholders;

3.re-appoint Ernst & Young LLP as our auditor for the fiscal year ended December 31, 2021, and authorize the Board of Directors to fix the remuneration of the auditor;

4.consider, and if deemed appropriate, approve, an ordinary resolution approving certain amendments to the Corporation’s Articles with respect to the quorum requirement for meetings of shareholders; and

5.consider any other matters that may properly come before the Meeting or any adjournments or postponements thereof.

It is strongly recommended that you complete, date, sign and return the enclosed proxy card before June 8, 2021 to ensure that your shares will be represented at the Meeting.

The Notice of Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the Meeting are enclosed. These documents contain important information and I encourage you to read them carefully.

Yours truly,

/s/ Casey Hoyt

CASEY HOYT
Chief Executive Officer

VIEMED HEALTHCARE, INC.
NOTICE OF MEETING

NOTICE IS HEREBY GIVEN THAT the 2021 annual and special meeting (the “Meeting”) of the shareholders of Viemed Healthcare, Inc. (the “Corporation”) will be held at the Homewood Suites by Hilton, 201 Kaliste Saloom Road, Lafayette, LA 70508 (Lafayette B Room) on Thursday, June 10, 2021 at 9:30 a.m. (CDT) for the following purposes:

1.to receive the audited consolidated financial statements of the Corporation, together with the auditor’s reports thereon, for the fiscal years ended December 31, 2020 and 2019;

2.to elect eight directors to serve until the next annual meeting of shareholders;

3.to re-appoint Ernst & Young LLP as our auditor for the fiscal year ended December 31, 2021 and authorize the Board of Directors to fix the remuneration of the auditor;

4.to consider, and if deemed appropriate, approve, an ordinary resolution approving certain amendments to the Corporation’s Articles with respect to the quorum requirement for meetings of shareholders; and

5.to consider any other matters that may properly come before the Meeting or any adjournments or postponements thereof.

Being made available along with this Notice of Meeting are (1) the Management Information and Proxy Circular; (2) a form of proxy and notes thereto; and (3) the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020 (collectively, the “proxy materials”).

We are furnishing the proxy materials to our shareholders over the Internet. You may read, print and download the proxy materials at www.investorvote.com. On or about April __, 2021, we will mail our shareholders a notice containing instructions on how to access our proxy materials and vote online. The notice also provides instructions on how you can request proxy materials be sent to you by mail or email and how you can enroll to receive proxy materials by mail or email for future meetings.

The Board has fixed April 14, 2021 as the record date for the Meeting.

In order to allow time for the tabulation of votes cast during the Meeting, the voting results will be announced via press release and a report of voting results, which will be filed on the System for Electronic Document Analysis and Retrieval at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml following the Meeting.

If you are a registered shareholder of the Corporation and are unable to attend the Meeting, please date and execute the accompanying form of proxy for the Meeting and deposit it with Computershare Investor Services Inc. by mail at Attention: Proxy Department, 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, or vote by telephone by entering the 15 digit control number at 1-866-732-8683 (Canada and the U.S. only) or (312) 588-4290 (outside Canada and the U.S.) or online by entering the 15 digit control number at www.investorvote.com before 9:30 a.m. (CDT) on June 8, 2021, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting. We encourage shareholders currently planning to participate in the Meeting to submit their votes or form of proxy in advance so that their votes will be counted in the event of technical difficulties.

If you are a non-registered shareholder of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

This Notice of Meeting, the Management Information and Proxy Circular, the form of proxy and notes thereto for the Meeting, are first being made available to shareholders of the Corporation on or about April __, 2021.

DATED at Lafayette, Louisiana this __ day of April, 2021.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Casey Hoyt

Casey Hoyt
Chief Executive Officer

MANAGEMENT INFORMATION AND PROXY CIRCULAR

FOR THE ANNUAL & SPECIAL MEETING OF SHAREHOLDERS OF
VIEMED HEALTHCARE, INC.

(this information is given as of April __, 2021)

1.SOLICITATION OF PROXIES

This management information and proxy circular (the “Circular”) and accompanying form of proxy are furnished in connection with the solicitation, by management of Viemed Healthcare, Inc. (the “Corporation”), of proxies to be used at the annual and special meeting of the holders (the “Shareholders”) of common shares (“Common Shares”) of the Corporation (the “Meeting”) referred to in the accompanying Notice of Meeting (the “Notice”) to be held on June 10, 2021 at 9:30 a.m. (CDT) at the Homewood Suites by Hilton, 201 Kaliste Saloom Road, Lafayette, LA 70508 (Lafayette B Room). The solicitation will be made primarily by mail, subject to the use of Notice-and-Access Provisions (as defined below) in relation to delivery of the Meeting materials, but proxies may also be solicited personally or by telephone by directors and/or officers of the Corporation, or by the Corporation’s transfer agent, Computershare Investor Services Inc. (“Computershare”), at nominal cost. The cost of solicitation by management will be borne by the Corporation. Pursuant to National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), arrangements have been made with clearing agencies, brokerage houses and other financial intermediaries to forward proxy solicitation material to the beneficial owners of the Common Shares. The cost of any such solicitation will be borne by the Corporation.

The principal executive office of the Corporation is located at 625 E. Kaliste Saloom Rd., Lafayette, Louisiana 70508.

All references to currency in this Circular are in United States dollars, unless otherwise indicated. References to “USD” refer to United States dollars and references to “CAD” refer to Canadian dollars.

2. NOTICE-AND-ACCESS

The Corporation is sending out proxy-related materials to Shareholders using the notice-and-access provisions under rules adopted by the United States Securities and Exchange Commission (the “SEC”), National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”) and NI 54-101 (collectively, the “Notice-and-Access Provisions”). The Corporation anticipates that use of the Notice-and-Access Provisions will benefit the Corporation by reducing the postage and material costs associated with the printing and mailing of the proxy-related materials and will additionally reduce the environmental impact of such actions.

Shareholders will be provided with electronic access to the Notice and this Circular on the Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) at www.sec.gov/edgar.shtml, the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com, and on the Corporation’s website at www.viemed.com/investor-relations.

Shareholders are reminded to review the Circular before voting. Shareholders will receive paper copies of a notice package (the “Notice Package”) via pre-paid mail containing a notice with information prescribed by the Notice-and-Access Provisions and a form of proxy (if you are a registered Shareholder) or a voting instruction form (if you are a non-registered Shareholder). The Corporation will not use procedures known as ‘stratification’ in relation to the use of Notice-and-Access Provisions. Stratification occurs when an issuer using Notice-and-Access Provisions sends a paper copy of the Circular to some securityholders with a Notice Package.

Shareholders with questions about notice-and-access can call Computershare toll-free at 1-866-964-0492 (Canada and the U.S. only) or direct at (514) 982-8714 (outside Canada and the U.S.) and entering your 15-digit control number as indicated on your voting instruction form or proxy. Shareholders may obtain paper copies of the Circular free of charge by calling 1-866-852-8343 at any time up until and including the date of the Meeting, including any adjournment or postponement thereof. Any Shareholder wishing to obtain a paper copy of the Meeting materials should submit their request no later than 12:00 p.m. (EST) on May 28, 2021 in order to receive paper copies of the Meeting materials in time to vote before the Meeting. Under the Notice-and-Access Provisions, Meeting materials will be available for viewing on the Corporation’s website for one year from the date of posting.

3. RECORD DATE

Shareholders of record at the close of business on April 14, 2021 (the “Record Date”) are entitled to receive notice of and attend the Meeting in person or by proxy and are entitled to one vote for each Common Share registered in the name of such Shareholder in respect of each matter to be voted upon at the Meeting.

4. APPOINTMENT OF PROXIES

The persons named in the enclosed form of proxy are directors and/or officers of the Corporation. Each Shareholder submitting a proxy has the right to appoint a person or company (who need not be a Shareholder), other than the persons named in the enclosed form of proxy, to represent such Shareholder at the Meeting or any adjournment or postponement thereof. Such right may be exercised by inserting the name of such representative in the blank space provided in the enclosed form of proxy. All proxies must be executed by the Shareholder or his or her attorney duly authorized in writing or, if the Shareholder is a corporation, by an officer or attorney thereof duly authorized.

A proxy will not be valid for the Meeting or any adjournment or postponement thereof unless it is completed and delivered to Computershare no later than 9:30 a.m. (CDT) on June 8, 2021 (or, if the Meeting is adjourned or postponed, 48 hours (Saturdays, Sundays and holidays excepted) prior to the time of holding the Meeting) in accordance with the delivery instructions below or delivered to the chairman (the “Chairman”) of the board of directors of the Corporation (the “Board”) on the day of the Meeting, prior to the commencement of the Meeting or any adjournment or postponement thereof. The time limit for deposit of proxies may be waived or extended by the Chairman of the Meeting at his discretion, without notice.

A registered Shareholder may submit his/her/its proxy by mail, by telephone or over the internet in accordance with the instructions below. A non-registered Shareholder should follow the instructions included on the voting instruction form provided by his or her Intermediary (as defined below).

Voting Instructions for Registered Holders

A registered Shareholder may submit a proxy by (i) mailing a copy to Computershare Investor Services Inc., Attention: Proxy Department, 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, (ii) telephone by entering the 15 digit control number at 1-866-732-8683 (Canada and the U.S. only) or (312) 588-4290 (outside Canada and the U.S.), or (iii) online by entering the 15 digit control number at www.investorvote.com.

5. REVOCATION OF PROXIES

Proxies given by Shareholders for use at the Meeting may be revoked at any time prior to their use. Subject to compliance with the requirements described in the following paragraph, the giving of a proxy will not affect the right of a Shareholder to attend, and vote in person at, the Meeting.

In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the Shareholder or his/her attorney duly authorized in writing, or, if the Shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized and deposited with Computershare, in a manner provided above under “Appointment of Proxies”, at any time up to and including 9:30 a.m. (CDT) on June 8, 2021 (or, if the Meeting is adjourned or postponed, 48 hours (Saturdays, Sundays and holidays excepted) prior to the holding of the Meeting) or, with the Chairman at the Meeting on the day of such meeting or any adjournment or postponement thereof, and upon any such deposit, the proxy is revoked.

6. NON-REGISTERED HOLDERS

Only registered Shareholders, or the persons they appoint as their proxies, are permitted to attend and vote at the Meeting. However, in many cases, Common Shares beneficially owned by a non-registered Shareholder (a “Non-Registered Holder”) are registered either (i) in the name of an intermediary (each, an “Intermediary” and collectively, the “Intermediaries”) that the Non-Registered Holder deals with in respect of the Common Shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered savings plans, registered retirement income funds, registered education savings plans and similar plans, or (ii) in the name of a clearing agency (such as the Depository Trust Company or CDS Clearing and Depository Services Inc.) of which the Intermediary is a participant.

In accordance with the requirements of Rule 14a-13 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and NI 54-101, the Corporation has distributed copies of the form of proxy and supplemental mailing card (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Intermediaries will generally use service companies (such as Broadridge Financial Solutions, Inc.) to forward the Meeting Materials to Non-Registered Holders. Generally, a Non-Registered Holder who has not waived the right to receive Meeting Materials will receive either a voting instruction form or, less frequently, a form of proxy. The purpose of these forms is to permit Non-Registered Holders to direct the voting of the Common Shares they beneficially own. Non-Registered Holders should follow the procedures set out below, depending on the type of form they receive:

(1) Voting Instruction Form. In most cases, a Non-Registered Holder will receive, as part of the Meeting Materials, a voting instruction form. If the Non-Registered Holder does not wish to attend and vote at the Meeting in person (or have another person attend and vote on the Non- Registered Holder’s behalf), but wishes to direct the voting of the Common Shares they beneficially own, the voting instruction form must be submitted by mail, telephone or over the internet in accordance with the directions on the form. If a Non-Registered Holder wishes to attend and vote at the Meeting in person (or have another person attend and vote on the Non-Registered Holder’s behalf), the Non-Registered Holder must complete, sign and return the voting instruction form in accordance with the directions provided and a form of proxy giving the right to attend and vote will be forwarded to the Non-Registered Holder; or

(2) Form of Proxy. Less frequently, a Non-Registered Holder will receive, as part of the Meeting Materials, a form of proxy that has already been signed by the Intermediary (typically by facsimile, stamped signature) which is restricted as to the number of Common Shares beneficially owned by the Non-Registered Holder but which is otherwise uncompleted. If the Non-Registered Holder does not wish to attend and vote at the Meeting in person (or have another person attend and vote on the Non-Registered Holder’s behalf) but wishes to direct the voting of the Common Shares they beneficially own, the Non-Registered Holder must complete the form of proxy and submit it to Computershare as described above. If a Non-Registered Holder wishes to attend and vote at the Meeting in person (or have another person attend and vote on the Non-Registered Holder’s behalf), the Non-Registered Holder must strike out the persons named in the proxy and insert the Non-Registered Holder’s (or such other person’s) name in the blank space provided.

In either case, Non-Registered Holders should carefully follow the instructions of their Intermediaries, including those regarding when and where the proxy or the voting instruction form is to be delivered.

A Non-Registered Holder may revoke a voting instruction form or a waiver of the right to receive Meeting Materials and to vote given to an Intermediary at any time by written notice to the Intermediary, except that an Intermediary is not required to act on a revocation of a voting instruction form or of a waiver of the right to receive materials and to vote that is not received by the Intermediary at least seven days prior to the Meeting.

A Non-Registered Holder may fall into two categories – those who object to their identity being made known to the issuers of the securities which they own (“Objecting Beneficial Owners”) and those who do not object to their identity being made known to the issuers of the securities which they own (“Non-Objecting Beneficial Owners”). Subject to the provisions of NI 54-101, issuers may request and obtain a list of their Non-Objecting Beneficial Owners from Intermediaries. Pursuant to NI 54-101, issuers may obtain and use the Non-Objecting Beneficial Owners list in connection with any matters relating to the affairs of the issuer, including the distribution of proxy-related materials directly to Non-Objecting Beneficial Owners. The Corporation is sending Meeting Materials directly to Non-Objecting Beneficial Owners; the Corporation uses and pays Intermediaries and agents to send the Meeting Materials.

In accordance with applicable securities law requirements, the Corporation has also distributed copies of the Meeting Materials to the clearing agencies and Intermediaries for distribution to Objecting Beneficial Owners. Intermediaries are required to forward the Meeting Materials to Objecting Beneficial Owners unless an Objecting Beneficial Owner has waived the right to receive them. Intermediaries often use service companies to forward the Meeting Materials to Objecting Beneficial Owners. However, the Corporation does not intend to pay for Intermediaries to deliver the proxy-related materials to Objecting Beneficial Owners. If the Corporation does not pay for an intermediary to deliver materials to Objecting Beneficial Owners, Objecting Beneficial Owners will not receive the materials unless their intermediary assumes the cost of delivery.

These Meeting Materials are being sent to both registered Shareholders and Non-Registered Holders utilizing the Notice-and-Access Provisions. If you are a Non-Registered Holder, and the Corporation or its agent sent these materials directly to you, your name, address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding securities on your behalf.

By choosing to send these materials to you directly utilizing the Notice-and-Access Provisions, the Corporation (and not the Intermediary holding securities on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instruction form as specified in the request for voting instructions that was sent to you.

7. EXERCISE OF DISCRETION BY PROXIES

Common Shares represented by properly executed proxies in favor of the persons named in the enclosed form of proxy will be voted on any ballot that may be called for and, where the person whose proxy is solicited specifies a choice with respect to the matters identified in the proxy, the Common Shares will be voted or withheld from voting in accordance with the specifications so made. Where Shareholders have properly executed proxies in favor of the persons named in the enclosed form of proxy and have not specified in the form of proxy the manner in which the named proxies are required to vote the Common Shares represented thereby, such shares will be voted in favor of the passing of the matters set forth in the Notice. If a Shareholder appoints a representative other than the persons designated in the form of proxy, the Corporation assumes no responsibility as to whether the representative so appointed will attend the Meeting on the day thereof or any adjournment or postponement thereof.

The enclosed form of proxy confers discretionary authority with respect to amendments or variations to the matters identified in the Notice and with respect to other matters that may properly come before the Meeting. At the date hereof, the management of the Corporation and the directors of the Corporation know of no such amendments, variations or other matters to come before the Meeting. However, if any other matters which at present are not known to the management of the Corporation and the directors of the Corporation should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgment of the named proxies.

Unless otherwise indicated in this Circular and in the form of proxy and Notice attached hereto, Shareholders shall mean registered Shareholders.

8. INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as described elsewhere in this Circular, management of the Corporation is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of (a) any director or executive officer of the Corporation, (b) any proposed nominee for election as a director of the Corporation, and (c) any associates or affiliates of any of the persons or companies listed in (a) and (b), in any matter to be acted on at the Meeting.

9.    VOTING SECURITIES AND PRINCIPAL HOLDERS

As at the Record Date, the Corporation had ________ Common Shares outstanding, representing the Corporation’s only securities with respect to which a voting right may be exercised at the Meeting. Each Common Share carries the right to one vote at the Meeting. A quorum for the transaction of business at the Meeting is one or more shareholders, or one or more proxyholders representing one or more shareholders, holding or representing not less than five percent (5%) of the issued and outstanding Common Shares enjoying voting rights at the Meeting. Broker non-votes are counted as present to determine whether there is a quorum for the Meeting. A broker non-vote occurs if a Shareholder does not provide the record holder of their Common Shares (usually a bank, broker, or other nominee) with voting instructions on a matter and the record holder does not have discretionary voting authority to vote on the matter without instructions from such Shareholder.

Directors and Executive Officers

The following table shows the number of our Common Shares beneficially owned as of April 14, 2021, by each director or director nominee, the executive officers named in the “Summary Compensation Table” and all directors and executive officers as a group. None of these shares are pledged as security.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Common Shares Outstanding(2)
Casey Hoyt	2,558,547(3)	6.5%
Michael Moore	2,126,724(4)	5.4%
W. Todd Zehnder	492,740(5)	1.2%
Trae Fitzgerald	146,480(6)	*
Jerome Cambre	143,653(7)	*
Dr. William Frazier	74,536(8)	*
Randy Dobbs	90,273(9)	*
Nitin Kaushal	263,291(10)	*
Timothy Smokoff	82,273(11)	*
Bruce Greenstein	31,012	*
Sabrina Heltz	—	*
All directors and executive officers as a group (12 persons)	6,009,529(12)	15.2%

*Represents less than 1% of Common Shares outstanding.

(1)Beneficial ownership of Common Shares has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of the Corporation.

(2)Based on ________ Common Shares issued and outstanding on April 14, 2021.

(3)Includes 415,101 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(4)Includes 320,915 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(5)Includes 312,001 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(6)Includes 93,179 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(7)Includes 80,865 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(8)Includes 36,261 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(9)Includes 36,261 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(10)Includes 182,087 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(11)Includes 36,261 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(12)Includes 1,512,931 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

Principal Shareholders

The following table sets forth information as of April 14, 2021 about persons whom we know to be the beneficial owners of more than 5% of our issued and outstanding Common Shares based solely on our review of the statement of beneficial ownership filed by these persons/entities with the SEC as of the date of such filing:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Common Shares Outstanding(2)
BlackRock, Inc. 55 East 52nd St. New York, NY 10055	2,663,603(3)	6.7%
CI Investments Inc. 2 Queen Street East Twentieth Floor Toronto, Ontario, Canada M5C 3G7	2,334,903(4)	5.9%

(1)Beneficial ownership of Common Shares has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of the Corporation.

(2)Based on ________ Common Shares issued and outstanding on April 14, 2021.

(3)BlackRock, Inc. has sole voting power over 2,582,913 Common Shares and sole dispositive power over 2,663,603 Common Shares as disclosed in a Schedule 13G filed with the SEC on February 2, 2021.

(4)CI Investments Inc. has sole voting power and sole dispositive power over 2,334,903 Common Shares as disclosed in a Schedule 13G filed with the SEC on February 4, 2021.

10.    BUSINESS OF THE MEETING

To the knowledge of the Board, the only matters to be brought before the Meeting are as follows:

(i)    Financial Statements

Pursuant to the Business Corporations Act (British Columbia) (the “BCBCA”), the Board will place before the shareholders at the Meeting the audited consolidated financial statements of the Corporation, together with the auditor’s report thereon, for the fiscal years ended December 31, 2020 and 2019. Shareholder approval is not required in relation to the financial statements.

(ii)    Election of Directors

The Board presently consists of eight directors. All of the current directors have been directors since the dates indicated below and all will be standing for re-election. The Board has the authority to set the number of directors, such number presently being fixed at eight.

The Board recommends a vote “FOR” the election of each of the eight nominees listed below for director.

Each director will hold office until their re-election or replacement at the next annual meeting of the shareholders unless they resign their duties or their office becomes vacant following death, dismissal or any other cause prior to such meeting.

Directors are elected by a plurality, and the eight nominees who receive the most “FOR” votes will be elected, subject to the Corporation’s Majority Voting Policy. Broker non-votes are not relevant to and will have no effect on this proposal regarding the election of directors.

Unless otherwise instructed, proxies and voting instructions given pursuant to this solicitation by the management of the Corporation will be voted for the election of the proposed nominees. If any proposed nominee is unable to serve as a director, the individuals named in the enclosed form of proxy reserve the right to nominate and vote for another nominee in their discretion.

Advance Notice Provisions

The Corporation’s Articles provide for advance notice of nominations of directors which require that advance notice be provided to the Corporation in circumstances where nominations of persons for election to the Board are made by shareholders of the Corporation other than pursuant to: (i) a requisition of a meeting of shareholders made pursuant to the provisions of the BCBCA; or (ii) a shareholder proposal made pursuant to the provisions of the BCBCA, which is discussed in more detail under the heading “Shareholder Proposals”. A copy of the Articles are available under the Corporation’s profile on SEDAR at www.sedar.com as Exhibit 3.2 to the Corporation’s most recent Annual Report on Form 10-K filed on EDGAR at www.sec.gov/edgar.shtml and on the Corporation’s website at www.viemed.com/investor-relations.

Majority Voting Policy

As of May 23, 2018, the Board adopted a majority voting policy that requires, in an “uncontested” election of directors, that shareholders be able to vote for, or withhold from voting, separately for each director nominee. If, with respect to any particular nominee, the number of votes withheld from voting by shareholders exceeds the number of votes for the nominee by shareholders, then although the director nominee will have been successfully elected to the Board pursuant to applicable corporate laws, he or she will then be required to offer to tender his or her resignation to the Chair of the Corporate Governance and Nominating Committee (the “CG&N Committee”) promptly following the meeting of shareholders at which the director was so elected. The CG&N Committee will consider such offer and make a recommendation to the Board on whether to accept it or not. The Board will promptly accept the resignation unless it determines, in consultation with the CG&N Committee, that there are exceptional circumstances that should delay the acceptance of the resignation or justify rejecting it. The Board will make its decision and announce it in a press release within 90 days following the applicable meeting of shareholders. A director who tenders his or her resignation pursuant to the majority voting policy will not participate in any meeting of the Board or the CG&N Committee at which the resignation is considered.

Nominees to the Board of Directors

The nominees for director, each of whom has consented to serve, if elected, are as follows:

Name of Nominee: Casey Hoyt
Residence: Lafayette, Louisiana
Position: Chief Executive Officer and Director
Director Since: December 14, 2016
Age:43

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Mr. Hoyt is the current Chief Executive Officer of the Corporation, a position he has held since its spin out from Protech Home Medical Corp. (“PHM”) in December 2017. Mr. Hoyt co-founded our subsidiaries Sleep Management, L.L.C. and Home Sleep Delivered, L.L.C. (collectively, the “Sleepco Subsidiaries”) in 2006 with the objective of becoming the leading respiratory disease management company in the United States. After selling the Sleepco Subsidiaries to PHM, Mr. Hoyt became the Chief Executive Officer of PHM until December 2017. His goal has been to enable patients to live better lives through clinical excellence, education and technology. Mr. Hoyt has also successfully managed several other businesses, most recently a worldwide organization offering a comprehensive line of tradeshow display and marketing services. Mr. Hoyt received his Bachelor of Science in General Studies from the University of Louisiana at Lafayette.

Qualifications for Consideration:

As a co-founder of the Sleepco Subsidiaries and as the current Chief Executive Officer of the Corporation, Mr. Hoyt brings to the Board substantial familiarity with the leadership and operation of the Corporation’s business.

Name of Nominee: W. Todd Zehnder
Residence: Lafayette, Louisiana
Position: Chief Operating Officer and Director
Director Since: December 21, 2017
Age: 45

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Mr. Zehnder has served as the Chief Operating Officer and as a director of the Corporation since December 2017. Previously, Mr. Zehnder served as Vice President - Finance and as Chief Strategy Officer of PHM from December 2015 to December 2017. Prior to joining PHM, Mr. Zehnder worked for PetroQuest Energy Inc., which was then a NYSE listed company, for 15 years in various leadership positions, including as Chief Operating Officer and Chief Financial Officer from 2008 to December 2015. Mr. Zehnder began his career with KPMG LLP where he attained the level of Manager. Mr. Zehnder received his Bachelor of Science degree in Accounting from Louisiana State University and is a Certified Public Accountant.

Qualifications for Consideration:

Mr. Zehnder’s experience as an executive officer of a publicly traded company provides the Board with insights into financial reporting, governance and management matters.

Name of Nominee: William Frazier
Residence: Jackson, Mississippi
Position: Chief Medical Officer and Director
Director Since: December 21, 2017
Age: 62

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Dr. Frazier has served as Chief Medical Officer and as a director of the Corporation since December 2017. Previously, Dr. Frazier served as Chief Medical Officer of PHM from October 2015 to December 2017. Prior to that, Dr. Frazier was the Chief Medical Officer for the Sleepco Subsidiaries since October 2015. Prior to the Sleepco Subsidiaries, Dr. Frazier worked for more than 30 years as a full time practicing pulmonologist. Dr. Frazier has experience conducting clinical research projects, including trials evaluating new treatment options for COPD, and he has published scientific papers on the topic of COPD and home ventilation. Dr. Frazier has served in many different leadership roles during his career including stints as Chief of the Medical Staff and on the board of directors of two large medical practices and as a Director of a regional health system. Dr. Frazier is currently ABIM Board certified in Internal Medicine, Pulmonary Medicine, Critical Care Medicine and Sleep Disorders Medicine. Dr. Frazier earned his Bachelor of Science Philosophy from Vanderbilt University, his M.D. from the University of Mississippi and post-doctoral training at the University of Virginia.

Qualifications for Consideration:

Dr. Frazier’s experience as a practicing pulmonologist provides the Board with important insight into the practice of pulmonary medicine as it applies to the operation of the Corporation’s business.

Name of Nominee: Randy Dobbs
Residence: Greenville, South Carolina
Position: Director (Chairman)
Director Since: December 21, 2017
Age: 70

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Mr. Dobbs has served as the chairman of the Board since the Corporation’s spin out from PHM in December 2017. In November 2020, Mr. Dobbs joined American Vision Partners, a physician practice management company affiliated with numerous vision care facilities across the Southwestern United States, in the role of CEO. Mr. Dobbs is also a noted business operating/leadership consultant and motivational speaker and has served in that capacity since 2010. From April 2012 to January 2015, Mr. Dobbs served as the Chief Executive Officer for Matrix Medical Network, a portfolio company of Welsh, Carson, Anderson & Stowe (“WCAS”) and a provider of home health assessments for Medicare Advantage members across 32 states. Prior to that role, he was a Senior Operating Executive at WCAS, where he was responsible for portfolio company operational oversight, business acquisitions and equity opportunity development. From February 2005 to October 2008, he was Chief Executive Officer of US Investigation Services and its subsidiaries who provided business intelligence and risk management solutions, security and related services and expert staffing solutions for businesses and federal government agencies. From April 2003 to February 2005, Mr. Dobbs was President and CEO of Phillips Medical Systems North America, providing diagnostic imaging equipment and services throughout all of North America and Latin America. Prior to April 2003, Mr. Dobbs spent 27 years with General Electric Company where he held various senior level positions including President and CEO of GE Capital IT Solutions, a multi-billion dollar enterprise. Mr. Dobbs served on the board of directors of MTGE Investment Corp. (NASDAQ:MTGE) from 2010 to 2018 and serves on the boards of directors of several privately held companies. Mr. Dobbs earned a Bachelor of Science in Education from Arkansas State University.

Qualifications for Consideration:

Mr. Dobbs brings to the Board extensive experience resulting from his service on other boards of directors and from his multiple senior level leadership positions, including as the Chief Executive Officer of four companies. Such experience provides the Board with additional perspective on governance and management issues. He has significant experience with business integration, turnaround performance and executive team building, which provides the Board with important insight into the operation and development of our business.

Name of Nominee: Nitin Kaushal
Residence: Richmond Hill, Ontario
Position: Director
Director Since: December 21, 2017
Age: 55

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Mr. Kaushal has served as a director since December 2017. He is a retired Managing Director of PWC Corporate Finance Inc., serving from 2012 to 2020, and was the Executive Vice President and Managing Director of Medwell Capital Inc. from May 2010 to March 2012. Mr. Kaushal has worked in senior roles with a number of Canadian investment banks focused on healthcare, including Desjardins Securities Inc., Orion Securities Inc., Vengate Capital, HSBC Securities Inc. and Gordon Capital. He has held roles within the private equity/venture capital industry at MDS Capital Corp. and at PricewaterhouseCoopers in its M&A, valuation and audit groups. In addition, Mr. Kaushal has sat on a number of public and private company boards. He was awarded a Bachelor of Science (Chemistry) from the University of Toronto and is a Chartered Accountant.

Mr. Kaushal also serves as a director for the following reporting issuers: Hide Tide Inc., The Valens Company Inc., 3 Sixty Risk Solutions Ltd., Delta 9 Cannabis Inc., PsyBio Therapeutics Corp. and Flower One Holdings Inc.

Qualifications for Consideration:

Mr. Kaushal’s experience as a member of various boards of directors and as a Chartered Accountant provides the Board with additional perspective on financial reporting, governance and management issues.

Name of Nominee: Timothy Smokoff
Residence: Fox Island, Washington
Position: Director
Director Since: December 21, 2017
Age: 56

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Mr. Smokoff has served as a director since January 2018 and brings more than 25 years of health industry leadership, product development and delivery experience to the Corporation. Mr. Smokoff is currently CEO of CareXM, LLC, a position he has held since November 2020. Prior to that, Mr. Smokoff was CEO of Isowalk, LLC, a position he held from January 2019 to November 2020. Mr. Smokoff has also served on the board of Total Triage Holdings, LLC since November of 2019. Prior to Isowalk, Mr Smokoff was CEO of Breathometer, Inc. from January 2017 to January 2019 and Senior Vice President of Health and Wellness of Nortek, Inc. from July 2016 to January 2017. Mr. Smokoff was the Chief Executive Officer of Numera, Inc., a senior in place aging solutions company, from January 2011 until it was purchased by Nortek, Inc. in July of 2016. Prior to Numera,Inc. Mr. Smokoff spent 13 years at Microsoft in various capacities, the last six years leading Microsoft’s global health business. Prior to Microsoft, Mr. Smokoff spent 14 years developing and bringing to market hospital information systems, physician office systems, and medical devices for a variety of companies, including several start-up ventures. Mr. Smokoff earned a Bachelor of Arts in Computer Science from the University of Washington.

Qualifications for Consideration:

Mr. Smokoff’s experience in introducing products and services for senior, in-place aging, which includes respiratory care and chronic disease management, for family care givers provides the Board with insight into the operation, development, and growth of the Corporation’s business.

Name of Nominee: Bruce Greenstein
Residence: Seattle, Washington
Position: Director
Director Since: July 17, 2018
Age: 52

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Mr. Greenstein has served as a director since July 2018. Mr. Greenstein has been the executive vice president and chief strategy and innovation officer of LHC Group, Inc. (NASDAQ:LHCG) since 2018, where he leads the company’s value-based contracting, ACO management company, and alternative payment and delivery model strategies. He also oversees the LHC Group, Inc.’s operations for technology and for the innovations business segments, as well as LHC Group, Inc.’s healthcare vision initiatives. Prior to joining LHC Group, Mr. Greenstein served as chief technology officer for the U.S. Department of Health and Human Services in Washington, D.C. from May 2017 to June 2018. He has an extensive healthcare industry background in both government and the private sector, having served as president-west for New York-based Quartet Health, CEO of Blend Health Insights, and as managing director of Worldwide Health for Microsoft. Mr. Greenstein was a cabinet member in Louisiana, serving as secretary of the Department of Health and Hospitals. He also previously supervised Medicaid-managed care and waivers and demonstrations at the Centers for Medicare & Medicaid Services. Mr. Greenstein earned a Masters of Science from Florida State University along with graduate certificates in Healthcare Policy and Administration and Public Administration and Policy.

Qualifications for Consideration:

Mr. Greenstein’s experience in the healthcare industry provides the Board with important insight into the industry in which the Corporation operates.

Name of Nominee: Sabrina Heltz
Residence: Baton Rouge, LA
Position: Director
Director Since: November 4, 2020
Age: 56

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Ms. Heltz began her career at Blue Cross and Blue Shield of Louisiana (“BCBSLA”) as an actuary and earned her credentials as an Associate in the Society of Actuaries and a Member of the American Academy of Actuaries. During her time at BCBSLA, she ascended in her role and responsibilities, ultimately serving as SVP/Chief Actuary of the plan for five years. Her career then transitioned to managing other operational areas of BCBSLA, including its pharmacy benefits program, medical management program and provider reimbursement areas. She ended her 31 year career at BCBSLA as SVP overseeing the provider contracting and reimbursement programs for the plan, spearheading the advancement of the plan's data and analytics capabilities to enable value based reimbursement programs and innovative quality and care improvement programs. Following her career at BCBSLA, she served for four years at Ochsner Health Network as Chief Operations Officer and recently transitioned to an executive advisor, assisting the network in its strategy and operations to enable success in value based contracts offered by Medicare and commercial health plans. Ms. Heltz earned a Bachelor of Science in Mathematics and Computer Science from Nicholls State University.

Qualifications for Consideration:

Ms. Heltz brings to the Board extensive healthcare leadership experience specifically related to healthcare systems and the private insurance sector.

Conflicts of Interest

There are no family relationships among any directors, executive officers or persons nominated to be directors of the Corporation. No directors of the Corporation are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

There are no arrangements or understandings between the Corporation and any person pursuant to which such person has been elected as director.

No director or executive officer of the Corporation is a party adverse to the Corporation or any of its subsidiaries, or has a material interest adverse to the Corporation or any of its subsidiaries. During the past ten years, no director or executive officer of the Corporation has:

(1)    filed or has had filed against such person, a petition under the U.S. federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer, at or within two years before such filings;

(2)    been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)    been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person’s activities in any type of business, securities, trading, commodity or banking activities;

(4)    been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity;

(5)    been found by a court of competent jurisdiction in a civil action or by the SEC, or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(6)    been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(7)    been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Corporate Cease Trade Orders or Bankruptcies

None of the proposed directors of the Corporation is, as at the date hereof, or has been, within the previous 10 years, a director, chief executive officer or chief financial officer of any company (including the Corporation) that, (i) was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer, or (ii) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

None of the proposed directors of the Corporation is, as at the date hereof, or has been, within the previous 10 years, a director or executive officer of any company (including the Corporation) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Penalties or Sanctions

None of the proposed directors of the Corporation has been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Personal Bankruptcies

None of the proposed directors of the Corporation has, within the 10 years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

(iii)    Appointment of Auditor

The Audit Committee has re-appointed, and is requesting approval by the Shareholders of the re-appointment of, the registered public accounting firm of Ernst & Young LLP (“EY”) to serve as the Corporation’s independent auditor for the fiscal year ending December 31, 2021. If Shareholders do not ratify the re-appointment of EY, the Audit Committee will evaluate the Shareholder vote when considering the appointment of a registered public accounting firm for the audit engagement for the 2022 fiscal year. In addition, if Shareholders approve the re-appointment of EY as the Corporation’s independent auditor, the Audit Committee may nevertheless periodically request proposals from the major registered public accounting firms and as a result of such process may select EY or another registered public accounting firm as our independent auditor.

Representatives of EY are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Board recommends a vote “FOR” the re-appointment of EY as auditor of the Corporation for the fiscal year ended December 31, 2021, and the authorization of the Board to fix EY’s remuneration.

The re-appointment of EY as auditor of the Corporation for the fiscal year ending December 31, 2021, and the authorization of the Board to fix EY’s remuneration requires the affirmative vote of the majority of the votes cast at the Meeting.

Because brokers generally have discretionary authority to vote on the re-appointment of the independent auditor, broker non-votes are generally not expected to result from the vote on this proposal.

Previous Auditor

On June 12, 2019, the Corporation engaged EY to replace its prior auditor MNP LLP (“MNP”). The change in auditor was not the result of any disagreements with MNP. Instead, the Corporation determined that it was advisable to engage a new auditor due to changes in the applicable reporting requirements resulting from the Corporation’s listing of the Common Shares on the NASDAQ Capital Market and the reporting obligations under the Exchange Act. The change of auditor was unanimously approved by the Board.

During the Corporation’s two most recent fiscal years and any subsequent interim period preceding the replacement of MNP, there were (i) no disagreements (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with MNP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of MNP, would have caused MNP to make reference to the subject matter of the disagreement(s) in connection with its report, and (ii) no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

Prior to June 12, 2019, the Corporation did not consult with EY regarding (i) the application of accounting principles to specified transactions, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Corporation’s financial statements, (iii) written or oral advice was provided that would be an important factor considered by the Corporation in reaching a decision as to an accounting, auditing or financial reporting issues, or (iv) any matter that was the subject of a disagreement between the Corporation and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to Auditor

The following table shows the fees paid or accrued by the Corporation for the audit and other services provided by EY for fiscal years 2020 and 2019.

	2020	2019(1)
Audit Fees	$486,401	$394,010
Audit-Related Fees	—	—
Tax Fees	102,575	82,225
All Other Fees	—	—
Totals	$588,976	$476,235

(1)Prior period amounts have been recast.

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by the Corporation’s independent registered public accounting firm for the audit of the Corporation’s annual financial statements and review of financial statements included in the Corporation’s Quarterly Reports on Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by the Corporation’s independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and are not reported under “audit fees”; (iii) “tax fees” are fees for professional services rendered by the Corporation’s independent registered public accounting firm for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by the Corporation’s independent registered public accounting firm, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Policy on Pre-Approval by Audit Committee of Services Performed by Auditors

Under applicable SEC rules, except for the ability to designate a portion of this responsibility as described below, the full Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence from the Corporation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm. During 2020, all audit and non-audit services and fees were pre-approved by the Audit Committee.

(iv)    Amendment of Articles

Shareholders are being asked to consider and, if deemed appropriate, approve an ordinary resolution (the “Articles Amendment Resolution”), subject to such amendments, variations or additions as may be approved at the Meeting, approving certain amendments to the Corporation’s Articles with respect to the quorum requirement for meetings of Shareholders..

The proposed amendments to the Articles would (i) increase the quorum requirement applicable to meetings of Shareholders, to one person holding, or representing by proxy, at least one-third of the issued and outstanding voting shares of the Corporation, and (ii) amend the alteration provisions of the Articles to allow for future amendments to the quorum requirement applicable to meetings of Shareholders, to be affected by resolution of the Board.

Prior to January 1, 2021, the Corporation qualified as a “foreign private issuer” as defined under U.S. securities laws. As a foreign private issuer, the Corporation was permitted to follow the home country practice in British Columbia, Canada with respect to the quorum requirement for shareholder meetings, which is persons holding at least 5% of the issued Common Shares entitled to be voted at the meeting, instead of at least 33 1/3% of the outstanding Common Shares as required by the NASDAQ Stock Market (“NASDAQ”). The proposed amendments to the Articles would bring the Corporation into compliance with NASDAQ’s corporate governance requirements with respect to the quorum requirement for shareholder meetings.

At the Meeting, Shareholders will be asked to pass the Articles Amendment Resolution, the full text of which is set out below. In order to be adopted, the resolution must be passed by a majority of the votes cast by shareholders in person or by proxy, at the Meeting.

Articles Amendment Resolution

WHEREAS the Board of Directors of Viemed Healthcare, Inc. (the “Corporation”) has determined that an alteration of the Articles of the Corporation (the “Articles”), as more fully set out in the blacklined copy of the Articles attached hereto as Schedule “A”, is in the Corporation’s and Shareholders’ best interests;

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS THAT:

1.The alterations to the Articles, as set out in the form of amended Articles attached as Schedule “A” to the Circular, be and are hereby authorized and approved.

2.It is a condition of this resolution that the alterations to the Articles of the Corporation referred to above take effect on the date and time that this resolution is received for deposit at the Corporation’s records office.

3.Pursuant to section 139 of the BCBCA, the directors have the right to revoke this resolution before it is acted on.

4.Any officer or director of the Corporation is authorized and directed to execute and deliver, under corporate seal or otherwise, all such documents and instruments and to do all such acts as in the opinion of such officer or director may be necessary or desirable to give effect to this resolution.

The Board unanimously recommends a vote “FOR” the Articles Amendment Resolution.

The approval of the Articles Amendment Resolution requires the affirmative vote of the majority of the votes cast at the Meeting.

11.    CORPORATE GOVERNANCE DISCLOSURE

Set forth below is a description of the Corporation’s current corporate governance practices, as prescribed by Form 58-101F1, which is attached to National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”).

Board of Directors and Independence

The Board has determined that Randy Dobbs (Chairman), Nitin Kaushal, Timothy Smokoff, Bruce Greenstein and Sabrina Heltz, current and prospective members of the Board, are independent as such term is defined in NI 58-101, and are independent in accordance with the listing standards of NASDAQ.

The Board has determined that Casey Hoyt, W. Todd Zehnder and William Frazier, current and prospective members of the Board, are not independent as such term is defined in NI 58-101 and are not independent in accordance with the listing standards of NASDAQ, as they are executive officers (as such term is defined in NI 51-102) and employees of the Corporation. Accordingly, a majority of the current and prospective members of the Board are independent.

Board Leadership Structure

Our Board is led by Randy Dobbs, the Corporation’s independent Chairman of the Board. The Board believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is appropriate at this time. The Board believes its current leadership structure best serves the objectives of the Board’s oversight of management, the Board’s ability to carry out its roles and responsibilities on behalf of the Corporation’s shareholders, and the Corporation’s overall corporate governance.

All of the members of the Audit Committee, Compensation Committee and CG&N Committee are independent as further described below. The independent directors have the opportunity, at their discretion, to hold ad hoc meetings that are not attended by management and non-independent directors.

The Board believes that adequate structures and processes are in place to facilitate the functioning of the Board independently of the Corporation’s management. The independent directors met together without management present four times during 2020. The regularly scheduled Board committee meetings give the independent directors the opportunity for open and frank discussions on all matters they consider relevant, including an assessment of their own performance. In addition, the Audit Committee meets periodically with the Corporation’s auditor without management present. Accordingly, the Board believes that there is adequate leadership by the independent directors.

Board’s Role in Risk Oversight

The Board oversees the Corporation’s management and, with the assistance of management, is actively involved in oversight of risks that could affect the Corporation. The Board engages in the oversight of risk in various ways, including (i) reviewing and approving management’s operating plans and considering any risks that could affect operating results, (ii) reviewing the structure and operation of the Corporation’s various departments and functions and (iii) in connection with the review and approval of particular transactions and initiatives, reviewing related risk analyses and mitigation plans.

The Board has also delegated certain risk oversight responsibility to committees of the Board as follows: (i) the Audit Committee meets periodically with management to discuss the Corporation’s process for assessing and managing risks, including the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures; (ii) the Compensation Committee reviews the Corporation’s incentive compensation arrangements to determine whether such arrangements encourage excessive risk-taking and discusses, at least annually, the relationship between risk management policies and practices and compensation; and (iii) the CG&N Committee oversees risk related to corporate governance. The Corporation’s management regularly reports to the full Board and, as appropriate, the committees of the Board regarding enterprise risk that the Corporation must mitigate and manage.

Meeting Attendance

The attendance record of the members of the Board at Board and Committee meetings during the fiscal year ended December 31, 2020, was as follows:

Name	Board Meetings	Audit Committee Meetings	Compensation Committee Meetings	CG&N Committee Meetings
Casey Hoyt	4/4	N/A	N/A	N/A
W. Todd Zehnder	4/4	N/A	N/A	N/A
William Frazier	4/4	N/A	N/A	N/A
Randy Dobbs	4/4	4/4	4/4	2/2
Nitin Kaushal	4/4	4/4	4/4	2/2
Timothy Smokoff	4/4	4/4	4/4	2/2
Bruce Greenstein	4/4	4/4	4/4	2/2
Sabrina Heltz	N/A	N/A	N/A	N/A

Although the Corporation does not have a formal policy with respect to Board members’ attendance at annual and special meetings of stockholders, the Corporation does encourage Board members to attend. Casey Hoyt and Todd Zehnder attended last year’s annual and special meeting.

Board Mandate

The Board does not have a written mandate, however it operates through the leadership of an independent Chairman and three committees of the Board made up of independent directors.

Position Descriptions

The Board has not adopted a written description for the chair of the Board and the chair of each Board committee. The Chair of the Board is responsible for the administration, development and efficient operation of the Board. The Chair assists the Chief Executive Officer in overseeing the operational aspects involved in managing the Corporation. In addition, the Chair ensures that the Board adequately discharges its mandate and that the Board’s responsibilities and lines of delineation between the Board and management are well understood by the directors. The Chair of each committee is to manage efficiently his or her respective committee. Each committee chair must ensure that the committee adequately discharges its mandate pursuant to its written charter. Committee chairs must report regularly to the Board on the business of their committee.

The Board and the Chief Executive Officer have not developed a written position description for the Chief Executive Officer. The Board expects the Chief Executive Officer and the Corporation’s senior management team to be responsible for the management of the Corporation’s strategic and operational agenda and for the execution of the decisions of the Board.

Orientation and Continuing Education

Pursuant to the orientation program put in place by the CG&N Committee, each new director of the Corporation attends a comprehensive orientation session during which they are provided with product demonstrations and an education as to the nature and operation of the Corporation and its business, and members of senior management from each functional area within the Corporation present on wide-ranging topics concerning the Corporation, including regarding its corporate structure and financial and legal matters. The CG&N Committee is also responsible for coordinating the continuing education program for directors in order to maintain or enhance their skills and abilities as directors, as well as ensuring that their knowledge and understanding of the Corporation and its business remains current. Internal personnel regularly make presentations to the Board on relevant and material topics.

Directors are encouraged to communicate with management, auditors and technical consultants; and to keep themselves current with industry trends and developments and changes in legislation with management’s assistance. Directors have full access to the Corporation’s records.

Ethical Business Conduct

The Board maintains that the Corporation must conduct and be seen to conduct its business dealings in accordance with all applicable laws and the highest ethical standards.

The Board has adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees. This Code of Business Conduct and Ethics is available on the corporate governance section of Corporation’s website (which is a subsection of the investor relations section of Corporation’s website) at the following address: www.viemed.com/investor-relations. The Corporation intends to disclose on its website any amendments or waivers to the code that are required to be disclosed by SEC rules.

The Corporation’s reputation for honesty and integrity amongst its shareholders and other stakeholders will be key to the success of its business. No employee or director will be permitted to achieve results through violation of laws or regulations, or through unscrupulous dealings.

Any director with a conflict of interest or who is capable of being perceived as being in conflict of interest with respect to the Corporation must abstain from discussion and voting by the Board or any committee of the Board on any motion to recommend or approve the relevant agreement or transaction. The Board must comply with conflict of interest provisions of the BCBCA.

Nomination of Directors

The CG&N Committee is currently responsible for identifying candidates for election to the Board. The Corporation’s Articles also provide for advance notice of nominations of directors by shareholders of the Corporation at its annual meeting of shareholders. The Corporation does not have a formal policy concerning shareholders nominations of individuals to stand for election to the Board, other than the provisions contained in the Corporation’s Articles. Since the Corporation’s spin out from PHM, the Corporation has not received any recommendations from shareholders requesting that the Board consider a candidate for inclusion among the slate of nominees in any year, and therefore the Corporation believes that no formal policy, in addition to the provisions contained in the Corporation’s Articles, concerning shareholders recommendations is needed. For further information regarding the Board nomination procedures under the Corporation’s Articles, see “Business of the Meeting – Election of Directors” above and “Shareholder Proposals – Advance Notice Provisions” below.

The CG&N Committee is responsible for periodically reviewing the size of the Board, with a view to determining the impact of the number of directors on the effectiveness of the Board, and identifying potential nominees to the Board, reviewing their qualifications and experience, determining their independence as required under all applicable corporate and securities laws, and recommending to the Board the nominees for consideration by, and presentation to, the shareholders at the Corporation’s next annual meeting of shareholders. In making its recommendations, the CG&N Committee applies the standards established in the CG&N Committee Charter and considers the competencies and skills that the Board considers to be necessary for the Board as a whole to possess, the competencies and skills that the Board considers each existing director to possess, as well as the competencies and skills each new nominee will bring to the boardroom. The CG&N Committee also considers the amount of time and resources that nominees have available to fulfill their duties as Board members or committee members, as applicable.

While the Board has not adopted a written policy concerning Board diversity, the Board believes that diversity is important in providing the necessary range of perspectives, experience and expertise required to achieve objectives. The Board recognizes that gender diversity is a significant aspect of diversity and acknowledges the important contributions that women with the right competencies and skills can make to the diversity of perspective in the boardroom. Accordingly, in order to promote the specific objective of gender diversity, the selection process for Board appointees/nominees by the Corporation will involve trying to identify potential female candidates and if, at the end of the selection process, no female candidates are selected, the Board must be satisfied that there are objective reasons to support this determination.

On an annual basis, the CG&N Committee will assess the effectiveness of the Board’s appointment/nomination process at achieving diversity and consider and, if determined advisable, recommend to the Board for adoption, measurable objectives for achieving diversity on the Board. At this time, the Corporation has not adopted a target regarding women on the Board as the Board believes that arbitrary targets are not in the best interests of the Corporation or its shareholders. The Board is committed to nominating the best individuals to be elected as directors.

The CG&N Committee is also responsible for periodically examining and making recommendations to the Board in relation to mechanisms of Board renewal. The Corporation currently does not have any policies imposing a term or retirement age limit in connection with individuals nominated for election as directors, as the CG&N Committee and the Board believe that such arbitrary limits are not in the best interests of the Corporation or its shareholders. It is the Board’s intention to strive to achieve a balance between the desirability to have a depth of institutional experience from its members on the one hand, and the need for renewal and new perspectives on the other hand.

Board Committees

There were three standing committees of the Board during 2020: the Audit Committee, the Compensation Committee, and the CG&N Committee. Written charters of each the Audit Committee, Compensation Committee and CG&N Committee and are available on the corporate governance section of the Corporation’s website (which is a subsection of the investor relations section of Corporation’s website) at the following address: www.viemed.com/investor-relations.

Audit Committee

The members of the audit committee (the “Audit Committee”) are: Nitin Kaushal (Chairman), Sabrina Heltz, Randy Dobbs, Timothy Smokoff and Bruce Greenstein. All of the members of the Audit Committee are independent and financially literate, as such terms are defined in National Instrument 52-110 – Audit Committees (“NI 52-110”). Each member of the Audit Committee is an independent director within the meaning of the rules of NASDAQ and meets the standards for independence required by U.S. securities law applicable to public companies, including Rule 10A-3 of the Exchange Act, with respect to Audit Committee members.

In addition, the Board has determined that Nitin Kaushal is qualified as an audit committee financial expert under the SEC’s rules and regulations and that each member of the Audit Committee has the requisite accounting and related financial management expertise under NASDAQ rules.

The Audit Committee operates under the Charter of the Audit Committee pursuant to which the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to: financial reporting and disclosure; ensuring that an effective risk management and financial control framework has been designed, implemented and tested by management of the Corporation; external audit processes; helping the Board meet its responsibilities; providing better communication between the Board and external auditors; enhancing the independence of the external auditors; increasing the credibility and objectivity of financial reports; and strengthening the role of the Board by facilitating in-depth discussions among the Board, management and the external auditors regarding significant issues involving judgment and impacting quality controls and reporting.

Corporate Governance and Nominating Committee

The CG&N Committee is a standing committee appointed by the Board. The members of the CG&N Committee are: Bruce Greenstein (Chairman), Sabrina Heltz, Randy Dobbs, Timothy Smokoff and Nitin Kaushal. All of the members of the CG&N Committee are independent, as such term is defined in NI 52-110. Each member of the CG&N Committee is an independent director within the meaning of NASDAQ rules.

The CG&N Committee will act on behalf of and subject to the direction of the Board in all matters pertaining to corporate governance issues, new director nominees, as well as the size and composition of the Board and Board committees. The CG&N Committee operates under the Charter of the CG&N Committee pursuant to which the CG&N Committee will: develop and enforce policy in the area of corporate governance and the practices of the Board in light of the Corporation’s particular circumstances, the changing needs of investors and the Corporation, and changes in corporate governance guidelines; prepare and recommend to the Board annually a statement of corporate governance practices to be included in the Corporation’s management information and proxy circular and ensure that such disclosure is complete and provided in accordance with the regulatory requirements; monitor developments in the area of corporate governance and the practices of the Board and advise the Board accordingly; develop, implement and maintain appropriate policies with respect to disclosure, confidentiality and insider trading; adopt a process for determining what competencies and skills the Board as a whole should have, and apply this result to the recruitment process for new directors; in consultation with the Chair of the Board and the Chief Executive Officer, identify individuals qualified to become new Board members and recommend to the Board the new director nominees for the next annual meeting of shareholders; recognize that shareholding by directors is appropriate in aligning director and shareholder interests; annually review credentials of existing Board members to assess suitability for re-election; establish procedures for, and approve and ensure provision of, an appropriate orientation and education program for new recruits to the Board and continuing education for Board members; consider and, if thought fit (and after obtaining the consent of the Chair of the Board, which consent may not be unreasonably withheld), approve requests from individual directors for an engagement of special outside advisors at the expense of the Corporation; and review, on a periodic basis, the size and composition of the Board and Board committees and make appropriate recommendations to the Board.

Compensation Committee

The members of the compensation committee (the “Compensation Committee”) are: Timothy Smokoff (Chairman), Sabrina Heltz, Nitin Kaushal, Randy Dobbs and Bruce Greenstein. Each member of the Compensation Committee is an independent director within the meaning of NASDAQ rules and meets the standards for independence required by U.S. securities law applicable to public companies, including Rule 10C-1 of the Exchange Act with respect to Compensation Committee members.

The Board has adopted a written charter for the Compensation Committee setting out its responsibilities for compensation matters, as described in the Executive Compensation section below.

Audit Committee Report

The Audit Committee reviewed and discussed the Corporation’s audited consolidated financial statements as of and for the year ended December 31, 2020, with management and the Corporation’s independent registered public accounting firm. The Audit Committee also discussed with the Corporation’s independent registered public accounting firm the matters that are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has received the written disclosures and the letter from the Corporation’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee has reviewed and approved the amount of fees paid to Ernst & Young LLP for audit and non-audit services and has concluded that the provision of services by Ernst & Young LLP is compatible with the maintenance of Ernst & Young LLP’s independence.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, and subject to the limitations on the Audit Committee’s role and responsibilities described above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the Corporation’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.

Submitted on behalf of the Audit Committee
Nitin Kaushal, Chairman
Randy Dobbs
Bruce Greenstein
Sabrina Heltz
Timothy Smokoff

Assessments

The CG&N Committee, in consultation with the Chair of the Board, is responsible for ensuring that an appropriate system is in place to evaluate the effectiveness of the Board, the Board committees and individual directors, with a view to ensuring that they are fulfilling their respective responsibilities and duties and working effectively together as a unit.

The CG&N Committee informally monitors director performance throughout the year (noting particularly any directors who have had a change in their primary job responsibilities or who have assumed additional directorships since their last assessment) to ensure that the Board, the Board committees and individual directors are performing effectively. From time to time the CG&N Committee may also choose to complete a formal assessment process consisting of completion of a written survey by each member of the Board, on request, conducting one-on-one discussions in order to assess such matters as the composition of the Board, the conduct of and agendas for meetings of the Board and its committees, and the role and impact of the Board. The results of such surveys and interviews are then summarized to identify strengths, opportunities and further suggestions with respect to each area of discussion and the Chair of the Board is to report on such summary to the GN&C Committee and to the rest of the Board.

Communications with the Board of Directors

Shareholders may communicate with the Board, Board committees, non-employee directors as a group, and individual directors by submitting their communications in writing to Viemed Healthcare, Inc., 625 E. Kaliste Saloom Rd., Lafayette, Louisiana 70508, Attn: Corporate Secretary. Any communication must contain:

•a representation that the shareholder is a holder of record of the Corporation’s capital stock;
•the name and address, as they appear on the Corporation’s books, of the shareholder sending the communication; and
•the number of shares of the Corporation’s capital stock that are beneficially owned by such shareholder.

The Corporation’s Corporate Secretary will distribute such communications to the intended recipient upon receipt, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding the communication.

Hedging Policy

The Corporation’s insider trading policy prohibits its directors, officers and those employees and contractors who participate in the preparation of the Corporation’s financial statements or who are privy to material financial information relating to the Corporation (including spouses, live-in partners or relatives of any such persons who reside in the same household as such persons) from entering into hedging or monetization transactions or similar arrangements with respect to Corporation’s securities. The policy also prohibits such persons from entering into the following transactions: selling the Corporation’s securities short, buying or selling puts or calls or other derivative securities on the Corporation’s securities, holding Corporation securities in a margin account or pledging Corporation securities as collateral for a loan. In addition, the policy is intended to ensure compliance with all insider trading rules relating to the Corporation’s securities.

12.    EXECUTIVE COMPENSATION

Executive Officers

Set forth below is a brief description of the business experience of each of our executive officers, with the exception of Casey Hoyt and W. Todd Zehnder, whose biographies are listed above with the directors’ biographies.

Executive Officer: Michael Moore
Position: President
Age: 43

Present positions and offices with the Corporation, principal occupations during the past five years:

Mr. Moore has served as President of the Corporation since December 2017. Mr. Moore co-founded the Sleepco Subsidiaries in 2006, which were sold to PHM in May 2015. After selling the Sleepco Subsidiaries to PHM, Mr. Moore became the President of PHM and in March 2016 its Interim CFO. Prior to serving as the Corporation’s President, Mr. Moore acted as Managing Director, Disease Management of PHM from May 2015 until December 2017. After completing his degree as a Respiratory Therapist from the California College of Health Science, Mr. Moore began his career as a Respiratory Therapist and later transitioned to Account Executive, with organizations such as Praxair and Home Care Supply, where he continually exceeded sales goals and finished in the top 5 nationally of all Account Executives. Mr. Moore’s experience as a clinician, as well as his knowledge of healthcare trends, played a key role in formulating the strategy that has enabled the business of the Sleepco Subsidiaries to become the diverse respiratory-focused business that it is today.

Executive Officer: Trae Fitzgerald
Position: Chief Financial Officer
Age: 33

Present positions and offices with the Corporation, principal occupations during the past five years:

Mr. Fitzgerald has served as the Chief Financial Officer of Corporation since December 2017. Previously, Mr. Fitzgerald served as finance manager and corporate controller of PHM from January 2015 until December 2017. Prior to joining PHM, Mr. Fitzgerald spent two years serving in a finance, budgeting, and financial reporting role for PetroQuest Energy, Inc., a then NYSE listed company, from April 2013 to January 2015. Mr. Fitzgerald graduated Summa Cum Laude with a Bachelor of Science Degree in Accounting and Masters of Business Administration from the University of Louisiana at Lafayette. He is a Certified Public Accountant, registered in the state of Louisiana with over six years of public accounting experience, three years of which were spent with Ernst & Young’s Houston, Texas office, where he provided audit services to a variety of industries ranging from professional sports to alternative energy.

Executive Officer: Jerome Cambre
Position: Vice President of Sales
Age: 50

Present positions and offices with the Corporation, principal occupations during the past five years:

Mr. Cambre has served as the Vice President of Sales of Corporation since March 2018. Previously, Mr. Cambre served as the National Sales Trainer of the Corporation from March 2017 to March 2018, as the Director of Clinical Sales of Sleep Management, LLC from March 2016 to March 2017 and as a Patient Care Coordinator of Sleep Management, LLC from October 2015 to 2016. Prior to that, Mr. Cambre was a sales representative at Sleep Management, LLC from November 2013. Mr. Cambre graduated with a Bachelor of Science Degree in Psychology from Louisiana State University. He also holds an Associate of Science Degree in Cardiopulmonary Science from Our Lady of the Lake College.

Executive Officer: Patrick Eagan
Position: General Counsel
Age: 42

Present positions and offices with the Corporation, principal occupations during the past five years:

Mr. Eagan has served as the General Counsel of the Corporation since November 2020. Previously, he served as Corporate Counsel and then as Associate General Counsel of Ochsner Health System from January 2017 to November 2020, and as an Assistant City Attorney of the City of New Orleans from July 2013 to December 2016. Mr. Eagan graduated with a Bachelor of Arts Degree in Economics from Williams College in 2001 and a Juris Doctorate from the University of Virginia School of Law in 2006.

Compensation

During the fiscal year ended December 31, 2020, the Corporation’s executive compensation program was administered by the Compensation Committee of the Board. The Corporation’s executive compensation program has the objective of attracting and retaining a qualified and cohesive group of executives, motivating team performance and aligning of the interests of executives with the interests of the Corporation’s shareholders through a package of compensation that is simple and easy to understand and implement. Compensation under the program was designed to achieve both current and longer term goals of the Corporation and to optimize returns to shareholders. In addition, in order to further align the interests of executives with the interests of the Corporation’s shareholders, the Corporation has implemented share ownership incentives through the LTIP (defined below). The Compensation Committee believes that the Corporation’s overall compensation objectives are consistent with its peer group of healthcare companies with opportunities to participate in equity ownership.

In determining the total compensation of any member of senior management, the Compensation Committee considers all elements of compensation in total rather than one element in isolation and considers the recommendations of the Chief Executive Officer. The Compensation Committee also examines the competitive positioning of total compensation and the mix of fixed, incentive and share-based compensation.

Although the Corporation qualifies as an emerging growth company and a smaller reporting company under U.S. securities laws, and accordingly may provide disclosure of the Corporation’s executive compensation program under the scaled-down reporting rules applicable to emerging growth companies and smaller reporting companies, the Corporation is providing additional detail with respect to its executive compensation, including in “Compensation Governance” and “Performance Graph” and in the “Summary Compensation Table,” “Outstanding Equity Awards at Fiscal Year-End 2020” table, “Incentive Plan Awards - Value Vested or Earned During the Year” tables, and “Outstanding Share-Based Awards and Option-Based Awards” tables consistent with the disclosure requirements that apply under Canadian securities laws.

Compensation Governance

The Board established the Compensation Committee as a standing committee of the Board. The Compensation Committee assists the Board in discharging the directors’ oversight responsibilities relating to the compensation and retention of key senior management employees, and in particular the Chief Executive Officer.

The Compensation Committee is comprised of four (4) directors, Timothy Smokoff (Chairman), Nitin Kaushal, Randy Dobbs and Bruce Greenstein. Each member of the Compensation Committee is independent as such term is defined in NI 52-110 and in the BCBCA, as well as under NASDAQ rules.

The Compensation Committee operates under the Charter of the Compensation Committee, pursuant to which the Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to: setting policies for senior officers’ remuneration; reviewing and approving and then recommending to the Board salary, bonus, and other benefits, direct or indirect, and any change-of-control packages of the Chief Executive Officer; considering the recommendations of the Chief Executive Officer and setting the terms and conditions of employment including, approving the salary, bonus, and other benefits, direct or indirect, and any change-of-control packages, of the key executives of the Corporation; undertaking an annual review of the Chief Executive Officer goals for the coming year and reviewing progress in achieving those goals; reviewing compensation of the Board on at least an annual basis; overseeing the administration of the Corporation’s compensation plans, including stock option plans, compensation plans for outside directors, and such other compensation plans or structures as are adopted by the Corporation from time to time; reviewing and approving executive compensation disclosure to be made in the management information and proxy circular prepared in connection with each annual meeting of shareholders of the Corporation; and undertaking on behalf of the Board such other compensation initiatives as may be necessary or desirable to contribute to the success of the Corporation and enhance shareholder value. The Compensation Committee engaged Pearl Meyer & Partners, LLC as its independent compensation consultant in order to assist with the establishment, structuring, and continued evaluation of executive compensation. In compliance with SEC rules, the Compensation Committee has assessed the independence of Pearl Meyer and concluded that no conflict of interest exists that would prevent Pearl Meyer from independently representing the Compensation Committee. Pearl Meyer does not currently provide any services to the Corporation other than the services provided directly to the Compensation Committee. Billing by Pearl Meyer is provided directly to, and approved for payment by, the Compensation Committee.

Performance Graph

The following graph compares the total cumulative return on funds invested in common shares of the Corporation, compared to the total cumulative return of the Standard and Poor’s TSX Composite Total Return Index for the period from December 22, 2017, when the common shares of the Corporation were initially posted for trading on the TSX Venture Exchange, to December 31, 2020:

$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Value of $100 Investment
Dec 22, 2017
Dec 31, 2017
Dec 31, 2018
Dec 31, 2019
Dec 31, 2020
Viemed Healthcare, Inc.
S&P/TSX Composite Index

	Dec 22, 2017	Dec 31, 2017	Dec 31, 2018	Dec 31, 2019	Dec 31, 2020
Viemed Healthcare, Inc.	$100	$104	$218	$339	$415
S&P/TSX Composite Index	$100	$100	$89	$106	$108

Over this period, the Corporation’s share price increased by 315% and has outperformed the S&P/TSX Composite Index which increased by 8%. As shown in the Summary Compensation Table, during the same period, total compensation received by the Named Executive Officers (as defined below) increased consistently with this trend. The Board considers the Corporation’s performance (including share price) in its compensation decision-making. Based on the growth and results of the Corporation over this period and the return to the Corporation's shareholders, the Board believes there is alignment between the compensation of the Named Executive Officers and the return to the Corporation's shareholders. In addition, as approximately 31.9% - 47.1% of the aggregate target total direct compensation of the Named Executive Officers in 2020 was security-based compensation (i.e., the grant date fair value of RSUs and options), in the medium to long-term, the realized compensation of the Named Executive Officers will be directly and meaningfully impacted by the market value of the common shares of the Corporation.

Summary Compensation Table

The table below sets forth the annual compensation paid by the Corporation during the years ended December 31, 2020, 2019, and 2018 (expressed in U.S. dollars) to our CEO, CFO, and our next three most highly-compensated executive officers (our “Named Executive Officers”) during the year ended December 31, 2020.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option-Awards(4) ($)	Nonequity Incentive Plan Compensation(5) ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(6) ($)	Total(7) ($)
Casey Hoyt	2020	440,577	6,342	97,713	948,471	705,000	—	21,799	2,219,902
Chief Executive Officer and Director	2019	425,000	5,650	104,977	1,038,386	318,750	—	12,332	1,905,095
	2018	389,038	7,447	1,160,350	233,407	637,500	—	11,314	2,439,056
Michael Moore	2020	372,115	6,342	66,214	642,730	592,500	—	49,125	1,729,026
President	2019	360,000	5,650	71,138	703,660	270,000	—	33,242	1,443,690
	2018	360,000	7,447	1,128,989	227,097	540,000	—	32,025	2,295,558
W. Todd Zehnder	2020	365,577	6,342	64,381	624,876	592,500	—	35,685	1,689,361
Chief Operating Officer and Director	2019	350,000	5,650	69,162	684,115	262,500	—	34,442	1,405,869
	2018	350,000	7,447	1,097,628	220,789	525,000	—	33,226	2,234,090
Trae Fitzgerald	2020	208,654	6,342	22,990	223,169	225,000	—	26,084	712,239
Chief Financial Officer	2019	200,000	5,650	24,704	244,328	112,500	—	24,842	612,024
	2018	173,846	7,447	302,091	47,102	200,000	—	12,287	742,773
Jerome Cambre	2020	180,385	43,842	19,543	189,693	200,000	—	22,638	656,101
Vice President of Sales(8)	2019	168,846	83,150	20,998	195,462	95,625	—	24,842	588,923
	2018	160,000	128,697	301,873	47,102	160,000	—	23,625	821,297

(1)The amounts shown reflect the total salary amounts earned by each Named Executive Officer during the respective year. The current annual salaries for the Named Executive Officers were established by the Compensation Committee in August 2020 and are disclosed in “Narrative Disclosure to Summary Compensation Table- Employment Agreements”.

(2)The amounts shown represent a Corporation-wide active patient bonus and for Mr. Cambre, an additional sales bonus. Awards under the Phantom Share Plan (as defined below) that were previously reported at their distributed cash value in the Bonus column in 2019 and 2018 have been reclassified as stock awards and reported in the Stock Awards column in 2019 and 2018.

(3)The amounts shown represent the aggregate grant date fair value of restricted stock awards and Phantom Share Plan awards computed at the date of the grant using the closing stock price on the date of the grant in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in “Note 7 - Shareholders’ Equity” to our audited financial statements for the fiscal years ended December 31, 2020 and 2019 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC on March 3, 2021 and on SEDAR on March 5, 2021.

(4)The amounts shown represent the aggregate grant date fair value for option awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in “Note 7 - Shareholders’ Equity” to our audited financial statements for the fiscal years ended December 31, 2020 and 2019 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC on March 3, 2021 and on SEDAR on March 5, 2021.

(5)Reflects compensation under the Cash Bonus Plan (as defined below). None of the Named Executive Officers received compensation from a non-equity incentive plan related to a period longer than one year.

(6)Amounts paid in 2020 to each Named Executive Officer represent $11,400 in matching contributions made by the Corporation under its 401(k) plan for each of Mr. Moore, Mr. Zehnder, and Mr. Fitzgerald, and $11,923 for Mr. Cambre, $13,405 in medical insurance premiums for each of Mr. Moore, Mr. Zehnder, and Mr. Fitzgerald, $9,439 for Mr. Cambre and $11,040 for Mr. Hoyt, $10,759 in life insurance premiums for Mr. Hoyt, $10,658 for Mr. Moore, $79 for each Mr. Zehnder and Mr. Fitzgerald and $76 for Mr. Cambre, $13,662 in auto allowances for Mr. Moore and $9,600 for Mr. Zehnder, and $1,200 in cell phone allowance for each of Mr. Zehnder, Mr. Fitzgerald, and Mr. Cambre.

(7)None of the Named Executive Officers received any compensation related to a defined benefit or defined contribution plan.

(8)Mr. Cambre has served as the Vice President of Sales of the Corporation since March 2018. Previously, Mr. Cambre served as the National Sales Trainer of the Corporation from March 2017 to March 2018 and as the Director of Clinical Sales of Sleep Management, LLC from March 2016 to March 2017.

Narrative Disclosure to Summary Compensation Table

Base Salary. Base salaries are generally set at levels deemed necessary to attract and retain individuals with superior talent commensurate with their relative expertise and experience, and are set taking into consideration the executive officer’s personal performance and seniority, comparability within industry norms, and contribution to the Corporation’s growth and profitability. The Corporation believes that a competitive base salary is an imperative element of any compensation program that is designed to attract talented and experienced executives. While there is no official set of benchmarks that the Corporation relies on, the Corporation makes itself aware of, and is cognizant of, how comparable issuers in its business compensate their executives. The Corporation's peer group in connection with salary compensation consists of sampling of other similar sized healthcare companies that are reporting issuers (or the equivalent) in Canada and the United States. The base salary for each executive officer is reviewed and established annually.

Share-Based and Option Awards. An important part of our compensation program is to offer the opportunity and incentive for executives and staff to own common shares of the Corporation. We believe that ownership of common shares of the Corporation will align the interests of executives and future staff with the interests of the Corporation's shareholders. Share-based and option-based awards are not granted on a regular schedule but rather as the compensation is reviewed by the Compensation Committee from time to time. When reviewing awards, consideration is given to the total compensation package of the executives and staff and a weighting of appropriate incentives groupings at the senior, mid and junior levels of the staff including past grants. At the time of any award, consideration is also given to the available pool remaining for new positions being contemplated by the Corporation. We have adopted an LTIP. See below under “Incentive Plans” for a summary of our LTIP.

Bonus Framework. We have adopted a Cash Bonus Plan and a Phantom Share Plan. See below under “Incentive Plans” for a summary of our Cash Bonus Plan and our Phantom Share Plan.

Retirement Benefits. We do not currently maintain a defined benefit pension plan or a nonqualified deferred compensation plan providing for retirement benefits to our Named Executive Officers. Certain of our Named Executive Officers currently participate in our 401(k) plan and are eligible for matching of up to 4%.

Group Benefits. We offer a group benefits plan, which includes medical benefits and a matching (up to 4%) 401(k) plan. The group benefits plan is available to all full-time employees who choose to enroll, including officers of the Corporation.

Perquisites and Personal Benefits. While the Corporation reimburses its Named Executive Officers for expenses incurred in the course of performing their duties as executive officers of the Corporation, it did not provide any compensation that would be considered a perquisite or personal benefit to its Named Executive Officers, other than auto allowances of $13,662 a year for Mr. Moore and $9,600 a year for Mr. Zehnder and a $1,200 cell phone allowance a year for Mr. Zehnder, Mr. Fitzgerald, and Mr. Cambre.

Employment Agreements

Effective June 3, 2019, we entered into “at will” executive employment agreements with our Named Executive Officers, Casey Hoyt, Michael Moore, W. Todd Zehnder, Trae Fitzgerald, and Jerome Cambre. Under the terms of the agreements, the Compensation Committee has established annual base salaries of $470,000, $395,000, $395,000, $225,000, and $200,000 for Messrs. Hoyt, Moore, Zehnder, Fitzgerald, and Cambre, respectively. The agreements also provide that the executives are eligible to earn a discretionary annual cash bonus with a target bonus amount equal to 100% of annual base salary and a maximum bonus amount equal to 150% of annual base salary pursuant to the terms of the Cash Bonus Plan. The executives are also eligible to participate in any benefit plans that may be offered from time to time by us to similarly situated employees generally, subject to satisfaction of the applicable eligibility provisions.

In the event the executive’s employment is terminated by us without “cause” or by the executive for “good reason,” the executive will receive, subject to certain conditions, (i) severance equal to his annual base salary, payable in installments, for 12 months following the date of termination (the “Severance Period”), (ii) an amount equal to the unpaid bonus (if any) that the executive would have earned under the Cash Bonus Plan and (iii) payment of the employer portion of the premiums required to continue the executive’s group health care coverage under the applicable provisions of COBRA, until the earliest of (A) the end of the Severance Period, (B) the expiration of the executive’s eligibility for the continuation coverage under COBRA, or (C) the date when the executive becomes eligible for substantially equivalent health insurance coverage in connection with new employment. In the event the executive’s employment is terminated by us without “cause” or by the executive for “good reason” within 12 months of a change in control (as defined under the Cash Bonus Plan), the executive will receive, subject to certain conditions, the same benefits described in the previous sentence, except that the Severance Period will be increased to 24 months and the bonus will instead be payable at the target bonus amount.

In addition, each agreement prohibits the executive from competing with the Corporation or soliciting its employees, or customers during his employment and for two years after termination of the agreement for any reason, subject to certain exceptions.

Outstanding Equity Awards at Fiscal Year-End 2020

The following table sets forth all awards outstanding for the Named Executive Officers as of December 31, 2020:

	Option-Based Awards					Stock Awards
		Number of Securities Underlying Unexercised Options (#)					Number of Shares or Units of Stock that have not Vested (#)		Market Value of Shares or Units of Stock that have not Vested(12) ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or pay out value of unearned shares, units or other rights that have not vested ($)
Name	Grant Date	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date
Casey Hoyt Chief Executive Officer and Director	1/4/2018	89,444(1)	44,722(1)(6)	1.81	1/4/2028	1/4/2018	101,999(6)		791,512	—	—
	1/17/2019	101,934(1)	203,868(1)(7)	4.13	1/17/2029	5/9/2018	59,702(9)		463,288
	1/17/2020	—(1)	231,201(1)(8)	5.70	1/17/2030	5/9/2019	11,368(10)		88,216
						5/9/2020	13,860(11)		107,554
Michael Moore President	1/4/2018	87,026(2)	43,513(2)(6)	1.81	1/4/2028	1/4/2018	99,243(6)		770,126	—	—
	1/17/2019	69,076(2)	138,150(2)(7)	4.13	1/17/2029	5/9/2018	58,088(9)		450,763
	1/17/2020	—(2)	156,673(2)(8)	5.70	1/17/2030	5/9/2019	7,704(10)		59,783
						5/9/2020	9,392(11)		72,882
W. Todd Zehnder Chief Operating Officer and Director	1/4/2018	84,609(3)	42,304(3)(6)	1.81	1/4/2028	1/4/2018	96,486(6)		748,731	—	—
	1/17/2019	67,157(3)	134,313(3)(7)	4.13	1/17/2029	5/9/2018	56,475(9)		438,246
	1/17/2020	—(3)	152,321(3)(8)	5.70	1/17/2030	5/9/2019	7,490(10)		58,122
						5/9/2020	9,132(11)		70,864
Trae Fitzgerald Chief Financial Officer	1/4/2018	18,050(4)	9,025(4)(6)	1.81	1/4/2028	1/4/2018	28,302(6)		219,624	—	—
	1/17/2019	23,985(4)	47,969(4)(7)	4.13	1/17/2029	5/9/2018	14,621(9)		113,459
	1/17/2020	—(4)	54,400(4)(8)	5.70	1/17/2030	5/9/2019	2,675(10)		20,758
						5/9/2020	3,261(11)		25,305
Jerome Cambre Vice President of Sales	1/4/2018	18,050(5)	9,025(5)(6)	1.81	1/4/2028	1/4/2018	28,302(6)		219,624	—	—
	1/17/2019	19,188(5)	38,375(5)(7)	4.13	1/17/2029	5/9/2018	14,621(9)	9	113,459
	1/17/2020	—(5)	46,240(5)(8)	5.70	1/17/2030	5/9/2019	2,274(10)	10	17,646
						5/9/2020	2,772(11)	11	21,511

(1)The aggregate value of options for 2018, 2019, and 2020 awards is $798,288, $1,110,061, and $476,274, respectively. Aggregate value is calculated based on the difference between the exercise price of the options and the last closing price of the common shares on the NASDAQ for the year ended December 31, 2020 ($7.76 on December 31, 2020).

(2)The aggregate value of options for 2018, 2019, and 2020 awards is $776,707, $752,230, and $322,746, respectively. Aggregate value is calculated based on the difference between the exercise price of the options and the last closing price of the common shares on the NASDAQ for the year ended December 31, 2020 ($7.76 on December 31, 2020).

(3)The aggregate value of options for 2018, 2019, and 2020 awards is $755,132, $731,336, and $313,781, respectively. Aggregate value is calculated based on the difference between the exercise price of the options and the last closing price of the common shares on the NASDAQ for the year ended December 31, 2020 ($7.76 on December 31, 2020).

(4)The aggregate value of options for 2018, 2019, and 2020 awards is $161,096, $261,193, and $112,064, respectively. Aggregate value is calculated based on the difference between the exercise price of the options and the last closing price of the common shares on the NASDAQ for the year ended December 31, 2020 ($7.76 on December 31, 2020).

(5)The aggregate value of options for 2018, 2019, and 2020 awards is $161,096, $208,954, and $95,254, respectively. Aggregate value is calculated based on the difference between the exercise price of the options and the last closing price of the common shares on the NASDAQ for the year ended December 31, 2020 ($7.76 on December 31, 2020).

(6)These awards will vest on January 4, 2021.

(7)These awards will vest in two equal installments on January 17, 2021 and January 17, 2022.

(8)These awards will vest in three equal installments on January 17, 2021, January 17, 2022, and January 17, 2023.

(9)These awards will vest on May 9, 2021.

(10)These awards will vest in two equal installments on May 9, 2021 and May 9, 2022.

(11)These awards will vest in three equal installments on May 9, 2021, May 9, 2022, and May 9, 2023.

(12)Aggregate value is calculated based on the last closing price of the common shares on the NASDAQ for the year ended December 31, 2020 ($7.76 on December 31, 2020).

Incentive Plan Awards - Value Vested or Earned During the Year

The following table sets forth the value of all incentive plan awards vested or earned for the Named Executive Officers during the year ended December 31, 2020:

Name	Option-based awards - Value vested during the year(1) ($)	Share-based awards - Value vested during the year(2) ($)	Non-equity incentive plan compensation - Value earned during the year(3) ($)
Casey Hoyt	$336,999	$1,089,459	$705,000
Trae Fitzgerald	$72,719	$287,031	$225,000
Michael Moore	$286,346	$1,048,280	$592,500
W. Todd Zehnder	$278,392	$1,019,159	$592,500
Jerome Cambre	$66,099	$285,626	$200,000

(1)Aggregate value is calculated based on the difference between the exercise price of the options and the closing price of the common shares on the NASDAQ on the date they vest. For presentation purposes, stock options issued with a CAD exercise price have been translated to USD based on the prevailing exchange rate on the date of grant.

(2)Aggregate value is calculated based on the closing price of the common shares on the NASDAQ on the date the awards vest.

(3)Reflects compensation under the Cash Bonus Plan (as previously defined and also included in Summary Compensation Table). None of the Named Executive Officers received compensation from a non-equity incentive plan related to a period longer than one year.

Incentive Plans

Cash Bonus Plan

Effective December 28, 2017, Viemed, Inc., our wholly owned subsidiary, adopted an annual discretionary cash bonus plan (the “Cash Bonus Plan”). The purpose of the Cash Bonus Plan is to attract, motivate and retain executive management, officers and other employees by providing a financial incentive for employment with the Corporation and its divisions and subsidiaries and rewarding them for performance in line with increasing the value of the Corporation and its divisions and subsidiaries based on a review of objective standards and subjective elements determined by the Compensation Committee.

The Compensation Committee is responsible for determining those officers and other employees of the Corporation who will participate in the Cash Bonus Plan for a particular calendar year (a “Plan Year”), and categorizing participants at different levels within the Corporation in accordance with the Cash Bonus Plan and their potential bonus as a percentage of their salary (the “Bonus Amount”). Such determinations are made on an annual basis prior to or within 90 days of the beginning of the Plan Year or within 60 days of hire for a newly hired participant.

The Compensation Committee determines the criteria, the weight to be given to each criterion, the minimum and maximum thresholds, if any, and other factors utilized by the Compensation Committee in determining whether participants will be eligible to receive Bonus Amounts that are target and maximum or any amount in-between based on the annual performance of the Corporation. Cash bonuses are awarded, in large part, when performance meets or exceeds certain objective benchmarks, but the Compensation Committee reserves the ability to determine Bonus Amounts based on discretionary, subjective factors as well. Performance criteria under the Cash Bonus Plan include Adjusted EBITDA and other financial and operational goals (which goals are weighted at 70%) such as revenue, business line growth, and number of patients, and corporate goals (which goals are weighted at 30%) such as capital deployment opportunities, technological capabilities, internal leadership and communications, corporate governance, and staffing levels. The Compensation Committee of the Board will determine the total annual cash bonus actually awarded to a participant after taking into consideration the foregoing, but retains sole discretion to determine the amount of the actual awarded amount. The Compensation Committee, in its sole discretion, may add additional criterion in order to measure the overall performance of the Corporation for the purposes of making awards under the Cash Bonus Plan.

Notwithstanding the achievement of the criteria, except after a Change in Control (as more specifically set out in the Cash Bonus Plan), the Compensation Committee may determine in its sole discretion to pay only a portion or pay no Bonus Amount for a Plan Year, including, but not limited to, if, in the sole discretion of the Compensation Committee, the financial health of the Corporation or business conditions do not warrant the payment of any Bonus Amounts. Actual awarded amounts will be paid in a cash lump sum as soon as possible after such awards are determined by the Compensation Committee after the end of the Plan Year but not later than 2.5 months after the end of the applicable Plan Year.

Phantom Share Plan

On April 3, 2018, Viemed, Inc., our wholly owned subsidiary, adopted a phantom share plan (the “Phantom Share Plan”) for the purpose of furthering long-term growth in earnings by offering long-term incentives to key employees of the Corporation in the form of phantom shares (“Phantom Shares”).

The Phantom Share Plan is administered by the Compensation Committee. The Compensation Committee has the power to: select the employees to be granted awards of Phantom Shares under the Phantom Share Plan (each a “Phantom Award” and collectively, “Phantom Awards”); determine the number of Phantom Shares to be granted to each employee selected; determine the time or times when Phantom Shares will be granted; determine that all participants shall be of a single class or to divide participants into different classes; determine the time or times, and the conditions, subject to which any Phantom Awards may become payable; and determine all other terms and conditions of Phantom Awards including accelerating or modifying a Phantom Award. The Compensation Committee also has the sole authority to interpret and construe the terms of the Phantom Share Plan, establish and revise rules and regulations relating thereto, and make any other determinations that it believes necessary or advisable for the administration of the Phantom Share Plan. The Compensation Committee retains the complete power and authority to terminate or amend the Phantom Share Plan at any time in writing in its sole discretion and make payments under the Phantom Share Plan.

No employee or other person has any right to be granted a Phantom Award. A Phantom Award of Phantom Shares does not entitle the participant to hold or exercise any voting rights, rights to dividends or any other rights of a shareholder of the Corporation or any affiliate of the Corporation.

In the Compensation Committee’s discretion, the Compensation Committee may grant Phantom Shares to a participant (i) that are immediately fully vested, or (ii) subject to a vesting schedule or a performance event as specified in the participant’s Phantom Award (a “Vesting Event”). Phantom Awards of Phantom Shares are credited to an account (an “Account”) to be maintained for each participant. A participant only has a right to any part of his or her Phantom Shares to the extent that (i) a participant’s interest in such Phantom Shares has vested (in accordance with the applicable Phantom Award), and (ii) the rights to such Phantom Shares have not otherwise been forfeited by the participant pursuant to the terms of the Phantom Share Plan or the applicable Phantom Award. Payments with respect to Phantom Shares that have vested as specifically provided in the Phantom Award will be made in a lump sum within 60 days of the Vesting Event in cash. No participant has any right to receive payment for any part of his or her unpaid Phantom Shares (vested and unvested) if the participant’s employment or other service with the Corporation is terminated for cause.

The total cash amount to be paid in the aggregate to a participant upon a Vesting Event is the value of the vested Phantom Shares in the participant’s Account on the date of the Vesting Event giving rise to the obligation to make payment calculated in accordance with the Phantom Share Plan. The value of one Phantom Share will be equal to the fair market value of a common share on the date of a Vesting Event as defined in the participant’s Phantom Award.

LTIP

On May 3, 2020, the Board approved the 2020 Long Term Incentive Plan of the Corporation (the “LTIP”) which became effective on June 10, 2020 upon shareholder approval, pursuant to which it is able to issue share-based long-term incentives. All directors, officers, employees and consultants of the Corporation and/or its affiliates (“Participants”) are eligible to receive awards under the LTIP, subject to the terms of the LTIP. Awards include Common Share purchase options (“Options”), restricted stock (“Restricted Stock”), stock appreciation rights (“Stock Appreciation Rights”), performance awards (“Performance Awards”) or other stock-based awards, including restricted stock units (“RSUs”) and Dividends and Dividend Equivalents (as defined below) (collectively, the “Awards”), under the LTIP. Upon the LTIP becoming effective, no future awards or grants have or will be made under the Corporation’s “fixed” stock option plan (the “2018 Option Plan”) and the restricted share unit and deferred share unit plan of the Corporation (the “2018 RSU/DSU Plan”), both of which were approved at the annual and special meeting of the shareholders of the Corporation on July 17, 2018.

The maximum number of Common Shares that shall be available for Awards and issuance under the LTIP and that may be reserved for issuance, at any time, under the LTIP and under any other security based compensation arrangements adopted by the Corporation, including the 2018 Option Plan and the 2018 RSU/DSU Plan, shall not exceed 7,758,211 Common Shares. The maximum amount of the foregoing Common Shares that may be awarded under the LTIP as “Incentive Stock Options” (as defined in the LTIP), is 2,600,000 Common Shares.

A summary and copy of the LTIP is included in the Corporation’s management information circular dated May 3, 2020 as filed on SEDAR on June 11, 2020 and as Exhibit 10.22 to the Corporation’s most recent Annual Report on Form 10-K filed on EDGAR on March 3, 2021.

Potential Payments upon Termination or Change in Control

Under the Cash Bonus Plan, if a Named Executive Officer’s employment is terminated by the Corporation without cause or the Named Executive Officer resigns for good reason on or after the date of a change in control and prior to the payment of the cash bonus amount for the plan year in which the change of control occurs, then such Named Executive Officer will be entitled to a cash bonus amount, to be paid within 30 days of the termination of employment, equal to the pro rata portion of a target bonus determined as if all applicable measures for the target bonus amount had been achieved. Additionally, upon the occurrence of a change of control, each Named Executive Officer shall be entitled to receive any unpaid cash bonus amount that has been determined payable under the Cash Bonus Plan for any prior year. The payout amount that would have been made to the Named Executive Officers upon termination in the events noted in the preceding paragraph, if such events were to have occurred on December 31, 2020 are: Casey Hoyt (US$705,000), Michael Moore (US$592,500), W. Todd Zehnder (US$592,500), Trae Fitzgerald (US$225,000), Jerome Cambre (US$200,000).

In the event of a change of control, all Phantom Shares held by Named Executive Officers awarded under the Phantom Share Plan will automatically vest, which will trigger payment to such Named Executive Officer in a lump sum within 60 days of the change in control in cash with respect to the vested Phantom Shares. Phantom Awards of Phantom Shares made to Named Executive Officers will automatically vest on the date of a termination resulting from the death or disability of such Named Executive Officer.

In the event that a Named Executive Officer ceases to be an eligible person under the 2018 RSU/DSU Plan as a result of the retirement, death or total disability of the Named Executive Officer, all unvested RSUs held by such Named Executive Officer at that time will automatically vest, without further action. Additionally, all RSUs held by a Named Executive Officer will automatically vest without further action in the event of a termination of the Named Executive Officer by the Corporation without cause or a termination of the Named Executive Officer or the Named Executive Officer’s resignation resulting from a material reduction or change in position, duties or remuneration of the Named Executive Officer at any time within 12 months after the occurrence of a change of control of the Corporation. The market or payout value of share based awards that have not vested as disclosed in the above table titled “Outstanding Equity Awards at Fiscal Year-End 2020” shows the incremental payments that would be made to the Named Executive Officers upon termination in the events noted in the preceding paragraph, if such events were to have occurred on December 31, 2020.

Under the LTIP, if a Named Executive Officer’s employment is terminated as a result of death or disability, the unvested portion of any Award shall be forfeited and terminated and the vested portion of an Option may be exercised by the Named Executive Officer (or such officer’s guardian or legal representative or estate) for a period of three (3) months after the date of termination due to disability or one (1) year after the date of termination due to death, respectively, but in any event no later than the original Option expiry date. Upon a termination of service after a change of control, (i) the vested portion of the Option, to the extent unexercised and exercisable on the date of termination, may be exercised by the Named Executive Officer (or such officer’s guardian or legal representative) at any time prior to the expiration of three (3) months after the date of termination without cause, but in any event no later than the original Option expiry date, and (ii) the exercisability and vesting of the Option or other Award and any shares acquired upon the exercise thereof may otherwise be accelerated effective as of the date of termination, subject to the terms of the LTIP. The effect of a termination for cause shall be specified in the applicable Award agreement. Upon termination for any other reason (including retirement), any Award or Option, to the extent unvested shall be forfeited by the Named Executive Officer on the date of termination, and any vested Option may be exercised by the Named Executive Officer at any time prior to the expiration of three (3) months after the date of termination, but in any event no later than the original Option expiry date. The Corporation may also, at its option, provide for the assumption of the LTIP and all outstanding Awards thereunder by the surviving entity in a change of control transaction.

Under their employment agreements, in the event the employment of any of Messrs. Hoyt, Moore, Zehnder, Fitzgerald, and Cambre is terminated by us without “cause” or by the executive for “good reason,” such terminated officer will receive, subject to certain conditions, (i) severance equal to his annual base salary, payable in installments, for 12 months following the date of termination (the “Severance Period”), (ii) an amount equal to the unpaid bonus (if any) that the terminated officer would have earned under the Cash Bonus Plan and (iii) payment of the employer portion of the premiums required to continue the terminated officer’s group health care coverage under the applicable provisions of COBRA, until the earliest of (A) the end of the Severance Period, (B) the expiration of the terminated officer’s eligibility for the continuation coverage under COBRA, or (C) the date when the terminated officer becomes eligible for substantially equivalent health insurance coverage in connection with new employment. In the event the employment of any of Messrs. Hoyt, Moore, Zehnder, Fitzgerald, and Cambre is terminated by us without “cause” or by such officer for “good reason” within 12 months of a change in control (as defined under the Cash Bonus Plan), the terminated officer will receive, subject to certain conditions, the same benefits described in the previous sentence, except that the Severance Period will be increased to 24 months and the bonus will instead be payable at the target bonus amount.

In the event that a Named Executive Officer ceases to be employed by the Corporation as a result of the death, disability or termination without cause of such Named Executive Officer, the Board may, in its discretion, resolve that all unvested options held by such Named Executive Officer under the 2018 Option Plan shall automatically vest in full. In the event of certain change of control transactions, the Corporation may, at its option, permit a Named Executive Officer holding options under the 2018 Option Plan to exercise such options in advance of the change of control transaction. The Corporation may also, at its option, provide for the assumption of the 2018 Option Plan and all outstanding options thereunder by the surviving entity in a change of control transaction.

Compensation of Directors

The following table sets forth all compensation provided to each of the directors of the Corporation during the year ended December 31, 2020 (other than a director who is a Named Executive Officer, whose disclosure with respect to compensation is set out above):

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Option Awards(3)(4) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Nitin Kaushal	2020	$109,000	$85,002	$—	$—	$—	$—	$194,002
Randy Dobbs	2020	$111,625	$100,005	$—	$—	$—	$—	$211,630
Timothy Smokoff	2020	$104,625	$85,002	$—	$—	$—	$—	$189,627
Bruce Greenstein	2020	$104,625	$85,002	$—	$—	$—	$—	$189,627
William Frazier(5)	2020	$—	$85,002	$—	$68,000	$—	$—	$153,002
Sabrina Heltz(6)	2020	$14,315	$85,002	$—	$—	$—	$—	$99,317

(1)The amounts shown represent the aggregate grant date fair value of restricted stock award computed at the date of the grant using the closing stock price on the date of the grant in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in “Note 7 - Shareholders’ Equity” to our audited financial statements for the fiscal years ended December 31, 2020 and 2019 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC on March 3, 2021 and on SEDAR on March 5, 2021.

(2)As of December 31, 2020, Mr. Kaushal had 8,142 RSUs outstanding, Mr. Dobbs had 9,579 RSUs outstanding, Mr. Smokoff had 8,142 RSUs outstanding, Mr. Greenstein had 8,142 RSUs outstanding, and Dr. Frazier had 8,142 RSUs outstanding, which will vest on August 19, 2021. Ms. Heltz had 9,942 RSUs outstanding, which will vest on November 4, 2021.

(3)The amounts shown represent the aggregate grant date fair value for option awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in “Note 7 - Shareholders’ Equity” to our audited financial statements for the fiscal years ended December 31, 2020 and 2019 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC on March 3, 2021 and on SEDAR on March 5, 2021.

(4)As of December 31, 2020, Mr. Kaushal had 182,087 options outstanding, Mr. Dobbs had 36,261 options outstanding, Mr. Smokoff had 36,261 options outstanding and Dr. Frazier had 36,261 options outstanding. Mr. Greenstein and Ms. Heltz had no options outstanding.

(5)As an employee of the Corporation, Dr. Frazier does not receive any compensation for his service as a director of the Corporation.

(6)Ms. Heltz was appointed as a director of the Corporation on November 4, 2020.

Narrative to Director Compensation Table

Independent directors of the Corporation receive cash compensation equal to $104,625 per year. In addition, the Chair of the Board is paid $7,000 per year and each Chair of a committee of the Board is paid $4,375 per year. In order to align their interests with those of the Corporation, independent directors are also eligible to receive awards under the LTIP in an amount up to a deemed value equal to a maximum of $85,000 per year. In addition, the Chair of the Board is eligible to receive awards up to a deemed value equal to $15,000 per year. Independent directors do not receive meeting fees but are reimbursed for travel and miscellaneous expenses to attend meeting and activities of the Board or its committees.

Outstanding Share-Based Awards and Option-Based Awards

The following table sets forth all awards outstanding for each of the directors of the Corporation (other than a Named Executive Officer, whose disclosure with respect to incentive plan awards is set out above) as of December 31, 2020:

	Option-Based Awards				Share-Based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price(1) ($)	Option expiration date	Value of unexercised in-the-money options(1) ($)	Number of shares or units of shares that have not vested ($)	Market or payout value of share based awards that have not vested(2) ($)
Nitin Kaushal	120,000	$2.50	12/1/2024	$631,200
	50,000	$6.63	7/28/2025	$56,500
	12,087	$1.81	1/4/2028	$71,918	10,494	$81,433
Randy Dobbs	36,261	$1.81	1/4/2028	$215,753	11,931	$92,585
Timothy Smokoff	36,261	$1.81	1/4/2028	$215,753	10,494	$81,433
Bruce Greenstein	Nil	N/A	N/A	N/A	8,142	$63,182
Dr. William Frazier	36,261	$1.81	1/4/2028	$215,753	10,494	$81,433
Sabrina Heltz	Nil	N/A	N/A	N/A	9,942	$77,150

(1)Aggregate value is calculated based on the difference between the exercise price of the options and the last closing price of the common shares on the NASDAQ in the fiscal year ended December 31, 2020 ($7.76 on December 31, 2020). For presentation purposes, stock options issued with a CAD exercise price have been translated to USD based on the prevailing exchange rate on the date of grant.

(2)Aggregate value is calculated based on the last closing price of the common shares on the NASDAQ in the fiscal year ended December 31, 2020 ($7.76 on December 31, 2020).

Incentive Plan Awards - Value Vested or Earned During the Year

The following table sets forth the value of all incentive plan awards vested or earned for each director of the Corporation during the fiscal year ended December 31, 2020 (other than a Named Executive Officer, whose disclosure with respect to incentive plan awards is set out above):

Name	Option-based awards - Value vested during the year(1) ($)	Share-based awards - Value vested during the year(2) ($)	Non-equity incentive plan compensation - Value earned during the year ($)
Nitin Kaushal	$53,062	$149,068	N/A
Randy Dobbs	$53,062	$149,068	N/A
Timothy Smokoff	$53,062	$149,068	N/A
Bruce Greenstein	N/A	$132,628	N/A
Dr. William Frazier	$53,062	$149,068	$68,000
Sabrina Heltz	N/A	N/A	N/A

(1)Aggregate value is calculated based on the difference between the exercise price of the options and the closing price of the common shares on the NASDAQ on the date they vest. For presentation purposes, stock options issued with a CAD exercise price have been translated to USD based on the prevailing exchange rate on the date of grant.

(2)Aggregate value is calculated based on the closing price of the common shares on the NASDAQ on the date they vest.

13.    SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2020 regarding the number of Common Shares to be issued pursuant to equity compensation plans of the Corporation and the weighted-average exercise price of said securities:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	3,740,787(1)	$4.37(2)	3,623,300(3)
Equity compensation plans not approved by securityholders	—	—	—
Total	3,740,787(1)(2)	$4.37(2)	3,623,300(3)

(1)These securities were granted under the LTIP, 2018 Option Plan and the 2018 RSU/DSU Plan. Includes 3,056,732 options and 684,055 RSUs.

(2)Represents the weighted-average exercise price of outstanding stock options. Does not take into account the outstanding RSUs which, when settled, will be settled in common shares on a one-for-one basis at no additional cost.
says
(3)These securities are available for future awards under the LTIP. The maximum number of common shares that are available for awards under the LTIP and under any other security based compensation arrangements adopted by the Company, may not exceed 7,758,211 shares (equal to 20% of the issued and outstanding common shares of the Corporation on the Effective Date). No further awards are authorized for grant under the 2018 Option Plan and the 2018 RSU/DSU Plan.

14.    INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the directors, the proposed nominees for election as director, the executive officers of the Corporation, or any of their respective associates or affiliates is or has been, during the year ended December 31, 2020, indebted to the Corporation or any of its subsidiaries in respect of loans, advances or guarantees of indebtedness.

15.    DIRECTOR AND OFFICER INSURANCE

The Corporation’s current directors’ and officers’ insurance policies provide for aggregate coverage of $22,500,000. The policies protect the Corporation’s directors and officers against liability incurred by them while acting in their capacities as directors and officers of the Corporation and its subsidiaries. The Corporation’s cost for these policies is approximately $910,000 annually.

16.    INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

None of the informed persons (as such term is defined in NI 51-102) of the Corporation, any proposed director of the Corporation, or any associate or affiliate of any informed person or proposed director, has had any material interest, direct or indirect, in any transaction of the Corporation since the commencement of the Corporation’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries.

17.    REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES

The Board has recognized that transactions between the Corporation and certain related persons present a heightened risk of conflicts of interest. To ensure that the Corporation acts in the best interests of its stockholders, the Board has delegated the review and approval of related party transactions to the Audit Committee in accordance with the Audit Committee Charter. After its review, the Audit Committee will only approve or ratify transactions that are fair to the Corporation and not inconsistent with the best interests of the Corporation and its stockholders.

On August 1, 2015, the Company entered into ten-year triple net lease agreements for its former principal executive office at 202 N. Luke Street, Lafayette, Louisiana 70506 (collectively, the “Executive Office Lease”) with a rental company affiliated with the Company’s Chief Executive Officer, Casey Hoyt, and President, Michael Moore. Rental payments under the Executive Office Lease are $20,000 per month, plus taxes, utilities and maintenance. Total rental payments for the use of the Executive Office Lease were $237,000 for the year ended December 31, 2020 and $242,000 for the year ended December 31, 2019.

Other than the Executive Office Lease, since the beginning of the year ended 2019, there have not been, nor are there currently proposed, any transaction or series of similar transactions to which the Corporation was or is a party in which the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year end 2020 and 2019 and in which any of the Corporation’s directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

18.    MANAGEMENT CONTRACTS

There are no management functions of the Corporation which are to any substantial degree performed by a person or a company other than the directors or executive officers of the Corporation.

19.    SHAREHOLDER PROPOSALS

Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for an annual meeting of the Corporation is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Corporation’s principal executive offices not less than 120 calendar days before the anniversary date of the Corporation’s management information and proxy circular released to the shareholders in connection with the previous year’s annual meeting. However, if the Corporation did not hold an annual meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials. Accordingly, unless the date of the next annual meeting is changed by more than 30 days from the date of this year’s meeting the deadline for submitting Shareholder proposals for inclusion in the management information and proxy circular for the next annual meeting of the Corporation will be ________, 2022. If a shareholder proposal is not submitted to the Corporation by ________, 2022, the Corporation may still grant discretionary proxy authority to vote on a shareholder proposal, if such proposal is received by the Corporation by ________, 2022 in accordance with Rule 14a-4(c)(1) of Regulation 14A of the Exchange Act.

In addition, there are (i) certain requirements relating to shareholder proposals contained in the BCBCA; and (ii) certain requirements relating to the nomination of directors contained the Articles of the Corporation. If any person entitled to vote at an annual meeting of the Corporation’s shareholders wishes to propose any matter for consideration at the next annual meeting, in order for such proposal to be considered for inclusion in the materials made available to shareholders in respect of such meeting, such proposal must be received by the Corporation at its registered office at least three months before the anniversary date of the current year’s annual meeting. Accordingly, based on the date of this year’s meeting, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual meeting of the Corporation will be ________, 2022. In addition, such person must meet the definition of a “qualified shareholder” and otherwise comply with the requirements for shareholder proposals set out in sections 187 to 191 of the BCBCA.

In addition, the Corporation’s Articles contain an advance notice requirement for director nominations (the “Advance Notice Provisions”) which require that advance notice be provided to the Corporation in circumstances where nominations of persons for election to the Board are made by shareholders of the Corporation other than pursuant to: (i) a requisition of a meeting of shareholders made pursuant to the provisions of the BCBCA; or (ii) a shareholder proposal made pursuant to the provisions of the BCBCA. Shareholders who wish to nominate candidates for election as directors must provide timely notice in writing to the Corporation at 625 E. Kaliste Saloom Rd., Lafayette, Louisiana 70508, Attn: Corporate Secretary. The notice must be given not less than 30 days and no more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date that is less than 40 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be given not later than the close of business on the 10th day following such public announcement. In the case of a special meeting of shareholders (which is not also an annual meeting) called for the purpose of electing directors, notice must be given not later than the close of business on the 15th day following the day on which the announcement in respect of such meeting was made. The Advance Notice Provisions also prescribe the proper written form for the notice. The Board may, in its sole discretion, waive any requirement of the Advance Notice Provisions. The foregoing description of the Advance Notice Provisions is intended as a summary only and does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Articles, which contain the full text of the Advance Notice Provisions, and which are available on SEDAR at www.sedar.com and EDGAR at www.sec.gov/edgar.shtml.

20.    SHAREHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and Intermediaries to satisfy the delivery requirements for shareholder meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are shareholders of the Corporation will be “householding” the Corporation’s proxy materials. A single set of meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of shareholder meeting materials, please notify your broker or the Corporation. Direct your written request to 625 E. Kaliste Saloom Rd., Lafayette, Louisiana 70508, Attn: Corporate Secretary. Shareholders who currently receive multiple copies of shareholder meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

21.    PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

Other than the foregoing, management of the Corporation knows of no other matter to come before the Meeting other than those referred to in the Notice. However, if any other matters which are not known to the management should properly come before the Meeting, the accompanying form of proxy confers discretionary authority upon the persons named therein to vote on such matters in accordance with their best judgment.

22.    ADDITIONAL INFORMATION

Additional information relating to the Corporation, including copies of the Corporation’s financial statements and Management's Discussion and Analysis, is available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml, copies of which may be obtained from the Corporation upon request. The Corporation may require the payment of a reasonable charge if the request is made by a person who is not a shareholder of the Corporation.

DATED this ___ day of ________, 2021.

BY ORDER OF THE BOARD

/s/ Casey Hoyt

CASEY HOYT
Chief Executive Officer

Schedule A

Number: **BC**

BUSINESS CORPORATIONS ACT ARTICLES

of

VIEMED HEALTHCARE, INC.

TABLE OF CONTENTS

ARTICLE 1 INTERPRETATION **1**

ARTICLE 2 SHARES AND SHARE CERTIFICATES **2**

ARTICLE 3 ISSUE OF SHARES **3**

ARTICLE 4 SHARE REGISTERS **4**

ARTICLE 5 SHARE TRANSFERS **4**

ARTICLE 6 TRANSMISSION OF SHARES **6**

ARTICLE 7 PURCHASE, REDEEM OR OTHERWISE ACQUIRE SHARES **6**

ARTICLE 8 BORROWING POWERS **7**

ARTICLE 9 ALTERATIONS **8**

ARTICLE 10 MEETINGS OF SHAREHOLDERS **9**

ARTICLE 11 PROCEEDINGS AT MEETINGS OF SHAREHOLDERS **11**

ARTICLE 12 VOTES OF SHAREHOLDERS **15**

ARTICLE 13 DIRECTORS **19**

ARTICLE 14 ELECTION AND REMOVAL OF DIRECTORS **20**

ARTICLE 15 ALTERNATE DIRECTORS **28**

ARTICLE 16 POWERS AND DUTIES OF DIRECTORS **29**

ARTICLE 17 INTERESTS OF DIRECTORS AND OFFICERS **30**

ARTICLE 18 PROCEEDINGS OF DIRECTORS **31**

ARTICLE 19 EXECUTIVE AND OTHER COMMITTEES **34**

ARTICLE 20 OFFICERS **35**

ARTICLE 21 INDEMNIFICATION **36**

ARTICLE 22 DIVIDENDS **37**

ARTICLE 23 ACCOUNTING RECORDS AND AUDITOR **39**

ARTICLE 24 NOTICES **40**

ARTICLE 25 SEAL **42**

BUSINESS CORPORATIONS ACT ARTICLES

OF

VIEMED HEALTHCARE, INC.

(the "Company")

ARTICLE 1
INTERPRETATION

Definitions

1.1 In these Articles, unless the context otherwise requires:

(a) "**Act**" means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(b) "**board of directors**", "**directors**" and "**board**" mean the directors or sole director of the Company for the time being;

(c) "***Interpretation Act***" means the Interpretation Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(d) "**legal personal representative**" means the personal or other legal representative of the shareholder;

(e) "**registered address**" of a shareholder means the shareholder's address as recorded in the central securities register;

(f) "**seal**" means the seal of the Company, if any;

(g) "**share**" means a share in the share structure of the Company; and

(h) "**special majority**" means the majority of votes described in §11.2 which is required to pass a special resolution.

Act and Interpretation Act Definitions Applicable

1.2 The definitions in the Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and except as the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Act and a definition or rule in the Interpretation Act relating to a term

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used in these Articles, the definition in the Act will prevail. If there is a conflict or inconsistency between these Articles and the Act, the Act will prevail.

ARTICLE 2
SHARES AND SHARE CERTIFICATES

Authorized Share Structure

2.1 The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

Form of Share Certificate

2.2 Each share certificate issued by the Company must comply with, and be signed as required by, the Act.

Shareholder Entitled to Certificate, Acknowledgment or Written Notice

2.3 Unless the shares of which the shareholder is the registered owner are uncertificated shares, each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder's name or (b) a non- transferable written acknowledgment of the shareholder's right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate and delivery of a share certificate for a share to one of several joint shareholders or to one of the shareholders' duly authorized agents will be sufficient delivery to all. If a shareholder is the registered owner of uncertificated shares, the Company must send to a holder of an uncertificated share a written notice containing the information required by the Act within a reasonable time after the issue or transfer of such share.

Delivery by Mail

2.4 Any share certificate or non-transferable written acknowledgment of a shareholder's right to obtain a share certificate, or written notice of the issue or transfer of an uncertificated share may be sent to the shareholder by mail at the shareholder's registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate, acknowledgement or written notice is lost in the mail or stolen.

Replacement of Worn Out or Defaced Certificate or Acknowledgement

2.5 If a share certificate or a non-transferable written acknowledgment of the shareholder's right to obtain a share certificate is worn out or defaced, the Company must, on production of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as are deemed fit:

(a) cancel the share certificate or acknowledgment; and

(b) issue a replacement share certificate or acknowledgment. Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment

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2.6 If a share certificate or a non-transferable written acknowledgment of a shareholder's right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgment, as the case may be, must be issued to the person entitled to that share certificate or acknowledgment, if the requirements of the Act are satisfied, as the case may be, if the directors receive:

(a) proof satisfactory to it of the loss, theft or destruction; and

(b) any indemnity the directors consider adequate.

Splitting Share Certificates

2.7 If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder's name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

Certificate Fee

2.8 There must be paid to the Company, in relation to the issue of any share certificate under §2.5, §2.6 or §2.7, the amount, if any, not exceeding the amount prescribed under the Act, determined by the directors.

Recognition of Trusts

2.9 Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as required by law or statute or these Articles or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

ARTICLE 3
ISSUE OF SHARES

Directors Authorized

3.1 Subject to the Act and the rights, if any, of the holders of issued shares of the Company, the Company may allot, issue, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the consideration (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

Commissions and Discounts

3.2 The Company may at any time pay a reasonable commission or allow a reasonable discount to any person in consideration of that person's purchase or agreement to

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purchase shares of the Company from the Company or any other person's procurement or agreement to procure purchasers for shares of the Company.

Brokerage

3.3 The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

Conditions of Issue

3.4 Except as provided for by the Act, no share may be issued until it is fully paid. A share is fully paid when:

(a) consideration is provided to the Company for the issue of the share by one or more of the following:

(i) past services performed for the Company;

(ii) property;

(iii) money; and

(b) the value of the consideration received by the Company equals or exceeds the issue price set for the share under §3.1.

Share Purchase Warrants and Rights

3.5 Subject to the Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

ARTICLE 4
SHARE REGISTERS

Central Securities Register

4.1 As required by and subject to the Act, the Company must maintain in British Columbia a central securities register and may appoint an agent to maintain such register. The directors may appoint one or more agents, including the agent appointed to keep the central securities register, as transfer agent for shares or any class or series of shares and the same or another agent as registrar for shares or such class or series of shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

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ARTICLE 5
SHARE TRANSFERS

Registering Transfers

5.1 A transfer of a share must not be registered unless the Company or the transfer agent or registrar for the class or series of shares to be transferred has received:

(a) except as exempted by the Act, a written instrument of transfer in respect of the share has been received by the Company (which may be a separate document or endorsed on the share certificate for the shares transferred) made by the shareholder or other appropriate person or by an agent who has actual authority to act on behalf of that person;

(b) if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate;

(c) if a non-transferable written acknowledgment of the shareholder's right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgment; and

(d) such other evidence, if any, as the Company or the transfer agent or registrar for the class or series of share to be transferred may require to prove the title of the transferor or the transferor's right to transfer the share, that the written instrument of transfer and the right of the transferee to have the transfer registered.

Form of Instrument of Transfer

5.2 The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company's share certificates of that class or series or in some other form that may be approved by the directors from time to time or by the transfer agent or registrar for those shares.

Transferor Remains Shareholder

5.3 Except to the extent that the Act otherwise provides, the transferor of a share is deemed to remain the holder of it until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

Signing of Instrument of Transfer

5.4 If a shareholder, or the shareholder's duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of transfer, or if the shares are uncertificated shares, then all of the shares registered in the name of the shareholder on the central securities register:

(a) in the name of the person named as transferee in that instrument of transfer; or

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(b) if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

Enquiry as to Title Not Required

5.5 Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares transferred, of any interest in such shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

Transfer Fee

5.6 There must be paid to the Company, in relation to the registration of a transfer, the amount, if any, determined by the directors.

ARTICLE 6
TRANSMISSION OF SHARES

Legal Personal Representative Recognized on Death

6.1 In case of the death of a shareholder, the legal personal representative of the shareholder, or in the case of shares registered in the shareholder's name and the name of another person in joint tenancy, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder's interest in the shares. Before recognizing a person as a legal personal representative of a shareholder, the Company shall receive the documentation required by the Act.

Rights of Legal Personal Representative

6.2 The legal personal representative of a shareholder has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Act and the directors have been deposited with the Company. This §6.2 does not apply in the case of the death of a shareholder with respect to shares registered in the name of the shareholder and the name of another person in joint tenancy.

ARTICLE 7
PURCHASE, REDEEM OR OTHERWISE ACQUIRE SHARES

Company Authorized To Purchase, Redeem Or Otherwise Acquire Shares

7.1 Subject to §7.2, the special rights or restrictions attached to the shares of any class or series and the Act, the Company may, if authorized by the directors, purchase, redeem or otherwise acquire any of its shares at the price and upon the terms determined by the directors.

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Purchase When Insolvent

7.2 The Company must not make a payment or provide any other consideration to purchase, redeem or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(a) the Company is insolvent; or

(b) making the payment or providing the consideration would render the Company insolvent.

Sale and Voting of Purchased, Redeemed or Otherwise Acquired Shares

7.3 If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(a) is not entitled to vote the share at a meeting of its shareholders;

(b) must not pay a dividend in respect of the share; and

(c) must not make any other distribution in respect of the share.

Company Entitled to Purchase, Redeem or Otherwise Acquire Share Fractions

7.4 The Company may, without prior notice to the holders, purchase, redeem or otherwise acquire for fair value any and all outstanding share fractions of any class or kind of shares in its authorized share structure as may exist at any time and from time to time. Upon the Company delivering the purchase funds and confirmation of purchase or redemption of the share fractions to the holders' registered or last known address, or if the Company has a transfer agent then to such agent for the benefit of and forwarding to such holders, the Company shall thereupon amend its central securities register to reflect the purchase or redemption of such share fractions and if the Company has a transfer agent, shall direct the transfer agent to amend the central securities register accordingly. Any holder of a share fraction, who upon receipt of the funds and confirmation of purchase or redemption of same, disputes the fair value paid for the fraction, shall have the right to apply to the court to request that it set the price and terms of payment and make consequential orders and give directions the court considers appropriate, as if the Company were the "acquiring person" as contemplated by Division 6, Compulsory Acquisitions, under the Act and the holder were an "offeree" subject to the provisions contained in such Division, mutatis mutandis.

ARTICLE 8
BORROWING POWERS

8.1 The Company, if authorized by the directors, may:

(a) borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate;

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(b) issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as the directors consider appropriate;

(c) guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(d) mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

ARTICLE 9
ALTERATIONS

Alteration of Authorized Share Structure

9.1 Subject to §9.2 and the Act, the Company may by ordinary resolution (or a resolution of the directors in the case of §9.1(c) or §9.1(f)):

(a) create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(b) increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(c) subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(d) if the Company is authorized to issue shares of a class of shares with par value:

(i) decrease the par value of those shares; or

(ii) if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(e) change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(f) alter the identifying name of any of its shares; or

(g) otherwise alter its shares or authorized share structure when required or permitted to do so by the Act where it does not specify by a special resolution;

and, if applicable, alter its Notice of Articles and Articles accordingly.

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Special Rights or Restrictions

9.2 Subject to the Act and in particular those provisions of the Act relating to the rights of holders of outstanding shares to vote if their rights are prejudiced or interfered with, the Company may by ordinary resolution:

(a) create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(b) vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued, and alter its Notice of Articles and Articles accordingly.

Change of Name

9.3 The Company may by resolution of the directors authorize an alteration to its Notice of Articles in order to change its name or adopt or change any translation of that name.

Change of Quorum

9.4 The Company may by resolution of the directors authorize an alteration to these Articles in order to change the quorum for the transaction of business at a meeting of shareholders.

Other Alterations

~~9.4~~9.5 If the Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by ordinary resolution alter these Articles.

ARTICLE 10
MEETINGS OF SHAREHOLDERS

Annual General Meetings

10.1 Unless an annual general meeting is deferred or waived in accordance with the Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

Resolution Instead of Annual General Meeting

10.2 If all the shareholders who are entitled to vote at an annual general meeting consent in writing by a unanimous resolution to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this §10.2, select as the Company's annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

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Calling of Meetings of Shareholders

10.3 The directors may, at any time, call a meeting of shareholders.

Notice for Meetings of Shareholders

10.4 The Company must send notice of the date, time and location of any meeting of shareholders (including, without limitation, any notice specifying the intention to propose a resolution as an exceptional resolution, a special resolution or a special separate resolution, and any notice to consider approving an amalgamation into a foreign jurisdiction, an arrangement or the adoption of an amalgamation agreement, and any notice of a general meeting, class meeting or series meeting), in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(a) if the Company is a public company, 21 days;

(b) otherwise, 10 days.

Record Date for Notice

10.5 The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(a) if the Company is a public company, 21 days;

(b) otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

Record Date for Voting

10.6 The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

Failure to Give Notice and Waiver of Notice

10.7 The accidental omission to send notice of any meeting of shareholders to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in

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writing or otherwise, waive that entitlement or may agree to reduce the period of that notice. Attendance of a person at a meeting of shareholders is a waiver of entitlement to notice of the meeting unless that person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

Notice of Special Business at Meetings of Shareholders

10.8 If a meeting of shareholders is to consider special business within the meaning of §11.1, the notice of meeting must:

(a) state the general nature of the special business; and

(b) if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(i) at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(ii) during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

Place of Meetings

10.9 In addition to any location in British Columbia, any general meeting may be held in any location outside British Columbia approved by a resolution of the directors.

ARTICLE 11
PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

Special Business

11.1 At a meeting of shareholders, the following business is special business:

(a) at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(b) at an annual general meeting, all business is special business except for the following:

(i) business relating to the conduct of or voting at the meeting;

(ii) consideration of any financial statements of the Company presented to the meeting;

(iii) consideration of any reports of the directors or auditor;

(iv) the setting or changing of the number of directors;

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(v) the election or appointment of directors;

(vi) the appointment of an auditor;

(vii) the setting of the remuneration of an auditor;

(viii) business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

(ix) any other business which, under these Articles or the Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

Special Majority

11.2 The majority of votes required for the Company to pass a special resolution at a general meeting of shareholders is two-thirds of the votes cast on the resolution.

Quorum

11.3 Subject to the special rights or restrictions attached to the shares of any class or series of shares, and to §11.4, the quorum for the transaction of business at a meeting of shareholders is at least one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least ~~5~~33 $^{1}/_{3}$% of the issued and outstanding voting shares ~~entitled to be voted at~~of the ~~meeting~~Company.

One Shareholder May Constitute Quorum

11.4 If there is only one shareholder entitled to vote at a meeting of shareholders:

(a) the quorum is one person who is, or who represents by proxy, that shareholder, and

(b) that shareholder, present in person or by proxy, may constitute the meeting.

Persons Entitled to Attend Meeting

11.5 In addition to those persons who are entitled to vote at a meeting of shareholders, the only other persons entitled to be present at the meeting are the directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company, any persons invited to be present at the meeting by the directors or by the chair of the meeting and any persons entitled or required under the Act or these Articles to be present at the meeting; but if any of those persons does attend the meeting, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

Requirement of Quorum

11.6 No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of

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shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

Lack of Quorum

11.7 If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(a) in the case of a general meeting requisitioned y shareholders, the meeting is dissolved, and

(b) in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

Lack of Quorum at Succeeding Meeting

11.8 If, at the meeting to which the meeting referred to in §11.7(b) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy two or more shareholders, entitled to attend and vote at the meeting shall be deemed to constitute a quorum.

Chair

11.9 The following individual is entitled to preside as chair at a meeting of shareholders:

(a) the chair of the board, if any; or

(b) if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

Selection of Alternate Chair

11.10 If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present may choose either one of their number or the solicitor of the Company to be chair of the meeting. If all of the directors present decline to take the chair or fail to so choose or if no director is present or the solicitor of the Company declines to take the chair, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

Adjournments

11.11 The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

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Notice of Adjourned Meeting

11.12 It is not necessary to give any notice of an adjourned meeting of shareholders or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

Decisions by Show of Hands or Poll

11.13 Subject to the Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by any shareholder entitled to vote who is present in person or by proxy.

Declaration of Result

11.14 The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under §11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

Motion Need Not be Seconded

11.15 No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

Casting Vote

11.16 In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

Manner of Taking Poll

11.17 Subject to §11.18, if a poll is duly demanded at a meeting of shareholders:

(a) the poll must be taken:

(i) at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(ii) in the manner, at the time and at the place that the chair of the meeting directs;

(b) the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

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(c) the demand for the poll may be withdrawn by the person who demanded it.

Demand for Poll on Adjournment

11.18 A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

Chair Must Resolve Dispute

11.19 In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and the determination of the chair made in good faith is final and conclusive.

Casting of Votes

11.20 On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

No Demand for Poll on Election of Chair

11.21 No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

Demand for Poll Not to Prevent Continuance of Meeting

11.22 The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

Retention of Ballots and Proxies

11.23 The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxy holder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

ARTICLE 12
VOTES OF SHAREHOLDERS

Number of Votes by Shareholder or by Shares

12.1 Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under §12.3:

(a) on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

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(b) on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

**Votes of Persons in Representative Capacity**

12.2 A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

**Votes by Joint Holders**

12.3 If there are joint shareholders registered in respect of any share:

(a) any one of the joint shareholders may vote at any meeting of shareholders, personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(b) if more than one of the joint shareholders is present at any meeting of shareholders, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

**Legal Personal Representatives as Joint Shareholders**

12.4 Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of §12.3, deemed to be joint shareholders registered in respect of that share.

**Representative of a Corporate Shareholder**

12.5 If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(a) for that purpose, the instrument appointing a representative must be received:

(i) at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting or any adjourned meeting; or

(ii) at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting or by a person designated by the chair of the meeting or adjourned meeting;

(b) if a representative is appointed under this §12.5:

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(i) the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(ii) the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

**Proxy Provisions Do Not Apply to All Companies**

12.6 If and for so long as the Company is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply, then §12.7 to §12.15 are not mandatory, however the directors of the Company are authorized to apply all or part of such sections or to adopt alternative procedures for proxy form, deposit and revocation procedures to the extent that the directors deem necessary in order to comply with securities laws applicable to the Company.

**Appointment of Proxy Holders**

12.7 Every shareholder of the Company entitled to vote at a meeting of shareholders may, by proxy, appoint one or more (but not more than two) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

**Alternate Proxy Holders**

12.8 A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

**Proxy Holder Need Not Be Shareholder**

12.9 A proxy holder need not be a shareholder of the Company.

**Deposit of Proxy**

12.10 A proxy for a meeting of shareholders must:

(a) be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting or any adjourned meeting; or

(b) unless the notice provides otherwise, be received, at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting or by a person designated by the chair of the meeting or adjourned meeting.

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A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages, including through Internet or telephone voting or by email, if permitted by the notice calling the meeting or the information circular for the meeting.

**Validity of Proxy Vote**

12.11 A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(a) at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting or any adjourned meeting at which the proxy is to be used; or

(b) at the meeting or any adjourned meeting by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given has been taken.

**Form of Proxy**

12.12 A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

[Name of Company]
(the "Company")

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy is given in respect of all shares registered in the name of the undersigned):

______________________________
Signed [month, day, year]

______________________________
[Signature of shareholder]

______________________________
[Name of shareholder—printed]

**Revocation of Proxy**

12.13 Subject to §12.14, every proxy may be revoked by an instrument in writing that is received:

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(a) at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting or any adjourned meeting at which the proxy is to be used; or

(b) at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given has been taken.

**Revocation of Proxy Must Be Signed**

12.14 An instrument referred to in §12.13 must be signed as follows:

(a) if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or the shareholder's legal personal representative or trustee in bankruptcy;

(b) if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under §12.5.

**Production of Evidence of Authority to Vote**

12.15 The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

## ARTICLE 13
## DIRECTORS

**First Directors; Number of Directors**

13.1 The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Act. The number of directors, excluding additional directors appointed under §14.8, is set at:

(a) subject to §(b) and §(c), the number of directors that is equal to the number of the Company's first directors;

(b) if the Company is a public company, the greater of three and the most recently set of:

(i) the number of directors set by a resolution of the directors (whether or not previous notice of the resolution was given); and

(ii) the number of directors in office pursuant to §14.4;

(c) if the Company is not a public company, the most recently set of:

(i) the number of directors set by a resolution of directors (whether or not previous notice of the resolution was given); and

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(ii) the number of directors in office pursuant to §14.4.

**Change in Number of Directors**

13.2 If the number of directors is set under §13.1(b)(i) or §13.1(c)(i):

(a) the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number; or

(b) if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number then the directors, subject to §14.8, may appoint directors to fill those vacancies.

**Directors' Acts Valid Despite Vacancy**

13.3 An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

**Qualifications of Directors**

13.4 A director is not required to hold a share as qualification for his or her office but must be qualified as required by the Act to become, act or continue to act as a director.

**Remuneration of Directors**

13.5 The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders.

**Reimbursement of Expenses of Directors**

13.6 The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

**Special Remuneration for Directors**

13.7 If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, he or she may be paid remuneration fixed by the directors, or at the option of the directors, fixed by ordinary resolution, and such remuneration will be in addition to any other remuneration that he or she may be entitled to receive.

**Gratuity, Pension or Allowance on Retirement of Director**

13.8 Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

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## ARTICLE 14
## ELECTION AND REMOVAL OF DIRECTORS

**Election At Annual General Meeting**

14.1 At every annual general meeting and in every unanimous resolution contemplated by §10.2:

(a) the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

(b) all the directors cease to hold office immediately before the election or appointment of directors under §(a), but are eligible for re-election or re-appointment.

**Consent to be a Director**

14.2 No election, appointment or designation of an individual as a director is valid unless:

(a) that individual consents to be a director in the manner provided for in the Act;

(b) that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(c) with respect to first directors, the designation is otherwise valid under the Act.

**Failure to Elect or Appoint Directors**

14.3 If:

(a) the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by §10.2, on or before the date by which the annual general meeting is required to be held under the Act; or

(b) the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by §10.2, to elect or appoint any directors;

(c) then each director then in office continues to hold office until the earlier of (i) when his or her successor is elected or appointed; and (ii) when he or she otherwise ceases to hold office under the Act or these Articles.

**Places of Retiring Directors Not Filled**

14.4 If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles but their term of office shall expire when new directors are

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elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

**Directors May Fill Casual Vacancies**

14.5 Any casual vacancy occurring in the board of directors may be filled by the directors.

**Remaining Directors Power to Act**

14.6 The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of calling a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Act, for any other purpose.

**Shareholders May Fill Vacancies**

14.7 If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

**Additional Directors**

14.8 Notwithstanding §13.1 and §13.2, between annual general meetings or by unanimous resolutions contemplated by §10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this §14.8 must not at any time exceed:

(a) one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(b) in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this §14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under §14.1(a), but is eligible for re-election or re-appointment.

**Ceasing to be a Director**

14.9 A director ceases to be a director when:

(a) the term of office of the director expires;

(b) the director dies;

(c) the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

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(d) the director is removed from office pursuant to §14.10 or §14.11.

**Removal of Director by Shareholders**

14.10 The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

**Removal of Director by Directors**

14.11 The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

**Nomination of Directors**

14.12

(a) Subject only to the Act, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company. Nominations of persons for election to the board may be made at any annual meeting of shareholders, or at any special meeting of shareholders (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting):

(i) by or at the direction of the board or an authorized officer of the Company, including pursuant to a notice of meeting;

(ii) by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Act or a requisition of the shareholders made in accordance with the provisions of the Act; or

(iii) by any person (a "**Nominating Shareholder**"):

(A) who, at the close of business on the date of the giving of the notice provided for below in this §14.12 and on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and

(B) who complies with the notice procedures set forth below in this §14.12.

(b) In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, such person must give:

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(i) timely notice thereof in proper written form to the Corporate Secretary of the Company at the principal executive offices of the Company in accordance with this §14.12; and

(ii) the representation and agreement with respect to each candidate for nomination as required by, and within the time period specified in §14.12(e).

(c) To be timely under §14.12(b)(i), a Nominating Shareholder's notice to the Corporate Secretary of the Company must be made:

(i) in the case of an annual meeting of shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is called for a date that is less than 40 days after the date (the "**Notice Date**") on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the tenth (10th) day following the Notice Date; and

(ii) in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made.

(iii) Notwithstanding the foregoing, the board may, in its sole discretion, waive any requirement in this §14.12(c).

(d) To be in proper written form, a Nominating Shareholder's notice to the Corporate Secretary of the Company, under §14.12(b)(i) must set forth:

(i) as to each person whom the Nominating Shareholder proposes to nominate for election as a director:

(A) (the name, age, business address and residence address of the person,

(B) the principal occupation or employment of the person,

(C) the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the person as of the record date for the Meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice,

(D) a statement as to whether such person would be "independent" of the Company (within the meaning of sections 1.4 and 1.5 of National Instrument 52-110 – Audit Committees of the Canadian Securities Administrators, as such provisions may be amended from time to time) if elected as a director at such meeting and the reasons and basis for such determination and

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(E) any other information relating to the person that would be required to be disclosed in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws; and

(ii) as to the Nominating Shareholder giving the notice,

(A) any information relating to such Nominating Shareholder that would be required to be made in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws, and

(B) the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the Nominating Shareholder as of the record date for the Meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice.

(e) To be eligible to be a candidate for election as a director of the Company and to be duly nominated, a candidate must be nominated in the manner prescribed in this §14.12 and the candidate for nomination, whether nominated by the board or otherwise, must have previously delivered to the Corporate Secretary of the Company at the principal executive offices of the Company, not less than 5 days prior to the date of the Meeting of Shareholders, a written representation and agreement (in form provided by the Company) that such candidate for nomination, if elected as a director of the Company, will comply with all applicable corporate governance, conflict of interest, confidentiality, share ownership, majority voting and insider trading policies and other policies and guidelines of the Company applicable to directors and in effect during such person's term in office as a director (and, if requested by any candidate for nomination, the Corporate Secretary of the Company shall provide to such candidate for nomination all such policies and guidelines then in effect).

(f) No person shall be eligible for election as a director of the Company unless nominated in accordance with the provisions of this §14.12; provided, however, that nothing in this §14.12 shall be deemed to preclude discussion by a shareholder (as distinct from nominating directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Act. The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

(g) For purposes of this §14.12:

(i) "**Affiliate**", when used to indicate a relationship with a person, shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person;

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(ii) "**Applicable Securities Laws**" means the Securities Act (British Columbia) and the equivalent legislation in the other provinces and in the territories of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commissions and similar regulatory authorities of each of the applicable provinces and territories of Canada;

(iii) "**Associate**", when used to indicate a relationship with a specified person, shall mean:

(A) any corporation or trust of which such person owns beneficially, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all voting securities of such corporation or trust for the time being outstanding,

(B) any partner of that person,

(C) any trust or estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity,

(D) a spouse of such specified person,

(E) any person of either sex with whom such specified person is living in conjugal relationship outside marriage or

(F) any relative of such specified person or of a person mentioned in §14.12(g)(iii)(D) or §14.12(g)(iii)(E) of this definition if that relative has the same residence as the specified person.

(iv) "**Derivatives Contract**" shall mean a contract between two parties (the "Receiving Party" and the "Counterparty") that is designed to expose the Receiving Party to economic benefits and risks that correspond substantially to the ownership by the Receiving Party of a number of shares in the capital of the Company or securities convertible into such shares specified or referenced in such contract (the number corresponding to such economic benefits and risks, the "Notional Securities"), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, shares in the capital of the Company or securities convertible into such shares or other property, without regard to any short position under the same or any other Derivatives Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate governmental authority shall not be deemed to be Derivatives Contracts;

(v) "**Meeting of Shareholders**" shall mean such annual shareholders meeting or special shareholders meeting, whether general or not, at which one or more persons are nominated for election to the board by a Nominating Shareholder;

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(vi) “**owned beneficially**” or “**owns beneficially**” means, in connection with the ownership of shares in the capital of the Company by a person,

(A) any such shares as to which such person or any of such person’s Affiliates or Associates owns at law or in equity, or has the right to acquire or become the owner at law or in equity, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, upon the exercise of any conversion right, exchange right or purchase right attaching to any securities, or pursuant to any agreement, arrangement, pledge or understanding whether or not in writing;

(B) any such shares as to which such person or any of such person’s Affiliates or Associates has the right to vote, or the right to direct the voting, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, pursuant to any agreement, arrangement, pledge or understanding whether or not in writing;

(C) any such shares which are beneficially owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Affiliates or Associates) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such person or any of such person’s Affiliates or Associates is a Receiving Party; provided, however that the number of shares that a person owns beneficially pursuant to this §14.12(g)(vi)(C) in connection with a particular Derivatives Contract shall not exceed the number of Notional Securities with respect to such Derivatives Contract; provided, further, that the number of securities owned beneficially by each Counterparty (including their respective Affiliates and Associates) under a Derivatives Contract shall for purposes of this clause be deemed to include all securities that are owned beneficially, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Affiliates or Associates) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Affiliates or Associates) is a Receiving Party and this proviso shall be applied to successive Counterparties as appropriate; and

(D) any such shares which are owned beneficially within the meaning of this definition by any other person with whom such person is acting jointly or in concert with respect to the Company or any of its securities; and

(vii) “**public announcement**” shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Company or its agents under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com.

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(h) Notwithstanding any other provision to this §14.12, notice or any delivery given to the Corporate Secretary of the Company pursuant to this §14.12 may only be given by personal delivery, facsimile transmission or by email (provided that the Corporate Secretary of the Company has stipulated an email address for purposes of this notice, at such email address as stipulated from time to time), and shall be deemed to have been given and made only at the time it is served by personal delivery, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the Corporate Secretary at the address of the principal executive offices of the Company; provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Vancouver time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

(i) In no event shall any adjournment or postponement of a Meeting of Shareholders or the announcement thereof commence a new time period for the giving of a Nominating Shareholder's notice as described in §14.12(c) or the delivery of a representation and agreement as described in §14.12(e).

## ARTICLE 15
## ALTERNATE DIRECTORS

**Appointment of Alternate Director**

15.1 Any director (an "**appointor**") may by notice in writing received by the Company appoint any person (an "**appointee**") who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Company.

**Notice of Meetings**

15.2 Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present.

**Alternate for More than One Director Attending Meetings**

15.3 A person may be appointed as an alternate director by more than one director, and an alternate director:

(a) will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity;

(b) has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity;

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(c) will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a directors, once more in that capacity; and

(d) has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, an additional vote in that capacity.

**Consent Resolutions**

15.4 Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing.

**Alternate Director Not an Agent**

15.5 Every alternate director is deemed not to be the agent of his or her appointor.

**Revocation or Amendment of Appointment of Alternate Director**

15.6 An appointor may at any time, by notice in writing received by the Company, revoke or amend the terms of the appointment of an alternate director appointed by him or her.

**Ceasing to be an Alternate Director**

15.7 The appointment of an alternate director ceases when:

(a) his or her appointor ceases to be a director and is not promptly re-elected or re-appointed;

(b) the alternate director dies;

(c) the alternate director resigns as an alternate director by notice in writing provided to the Company or a lawyer for the Company;

(d) the alternate director ceases to be qualified to act as a director; or

(e) the term of his appointment expires, or his or her appointor revokes the appointment of the alternate directors.

**Remuneration and Expenses of Alternate Director**

15.8 The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate director is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.

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## ARTICLE 16
## POWERS AND DUTIES OF DIRECTORS

**Powers of Management**

16.1 The directors must, subject to the Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Act or by these Articles, required to be exercised by the shareholders of the Company. Notwithstanding the generality of the foregoing, the directors may set the remuneration of the auditor of the Company.

**Appointment of Attorney of Company**

16.2 The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

## ARTICLE 17
## INTERESTS OF DIRECTORS AND OFFICERS

**Obligation to Account for Profits**

17.1 A director or senior officer who holds a disclosable interest (as that term is used in the Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Act.

**Restrictions on Voting by Reason of Interest**

17.2 A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors' resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

**Interested Director Counted in Quorum**

17.3 A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the

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meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

Disclosure of Conflict of Interest or Property

17.4 A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual's duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Act.

Director Holding Other Office in the Company

17.5 A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

No Disqualification

17.6 No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

Professional Services by Director or Officer

17.7 Subject to the Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

Director or Officer in Other Corporations

17.8 A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

ARTICLE 18
PROCEEDINGS OF DIRECTORS

Meetings of Directors

18.1 The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

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Voting at Meetings

18.2 Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting has a second or casting vote.

Chair of Meetings

18.3 The following individual is entitled to preside as chair at a meeting of directors:

(a) the chair of the board, if any;

(b) in the absence of the chair of the board, the president, if any, if the president is a director; or

(c) any other director chosen by the directors if:

(i) neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(ii) neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(iii) the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

Meetings by Telephone or Other Communications Medium

18.4 A director may participate in a meeting of the directors or of any committee of the directors:

(a) in person; or

(b) by telephone or by other communications medium if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other.

A director who participates in a meeting in a manner contemplated by this §18.4 is deemed for all purposes of the Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

Calling of Meetings

18.5 A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

Notice of Meetings

18.6 Other than for meetings held at regular intervals as determined by the directors pursuant to §18.1, 48 hours' notice or such lesser notice as the Chairman in his discretion

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determines, acting reasonably, is appropriate in any unusual circumstances of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors by any method set out in §24.1 or orally or by telephone.

When Notice Not Required

18.7 It is not necessary to give notice of a meeting of the directors to a director if:

(a) the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(b) the director has waived notice of the meeting.

Meeting Valid Despite Failure to Give Notice

18.8 The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director, does not invalidate any proceedings at that meeting.

Waiver of Notice of Meetings

18.9 Any director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director. Attendance of a director or alternate director at a meeting of the directors is a waiver of notice of the meeting unless that director or alternate director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

Quorum

18.10 The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be a majority of the directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

Validity of Acts Where Appointment Defective

18.11 Subject to the Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

Consent Resolutions in Writing

18.12 A resolution of the directors or of any committee of the directors may be passed without a meeting:

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(a) in all cases, if each of the directors entitled to vote on the resolution consents to it in writing; or

(b) in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who have not made such a disclosure consents in writing to the resolution.

A consent in writing under this §18.12 may be by signed document, fax, email or any other method of transmitting legibly recorded messages. A consent in writing may be in two or more counterparts which together are deemed to constitute one consent in writing. A resolution of the directors or of any committee of the directors passed in accordance with this §18.12 is effective on the date stated in the consent in writing or on the latest date stated on any counterpart and is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

ARTICLE 19
EXECUTIVE AND OTHER COMMITTEES

Appointment and Powers of Executive Committee

19.1 The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors' powers, except:

(a) the power to fill vacancies in the board of directors;

(b) the power to remove a director;

(c) the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d) such other powers, if any, as may be set out in the resolution or any subsequent directors' resolution.

Appointment and Powers of Other Committees

19.2 The directors may, by resolution:

(a) appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(b) delegate to a committee appointed under §(a) any of the directors' powers, except:

(i) the power to fill vacancies in the board of directors;

(ii) the power to remove a director;

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(iii) the power to change the membership of, or fill vacancies in, any committee of the directors; and

(iv) the power to appoint or remove officers appointed by the directors; and

(c) make any delegation referred to in §(b) subject to the conditions set out in the resolution or any subsequent directors' resolution.

Obligations of Committees

19.3 Any committee appointed under §19.1 or §19.2, in the exercise of the powers delegated to it, must:

(a) conform to any rules that may from time to time be imposed on it by the directors; and

(b) report every act or thing done in exercise of those powers at such times as the directors may require.

Powers of Board

19.4 The directors may, at any time, with respect to a committee appointed under §19.1 or §19.2:

(a) revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(b) terminate the appointment of, or change the membership of, the committee; and

(c) fill vacancies in the committee.

Committee Meetings

19.5 Subject to §19.3(a) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under §19.1 or §19.2:

(a) the committee may meet and adjourn as it thinks proper;

(b) the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(c) a majority of the members of the committee constitutes a quorum of the committee; and

(d) questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

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ARTICLE 20
OFFICERS

Directors May Appoint Officers

20.1 The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

Functions, Duties and Powers of Officers

20.2 The directors may, for each officer:

(a) determine the functions and duties of the officer;

(b) entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(c) revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

Qualifications

20.3 No person may be appointed as an officer unless that person is qualified in accordance with the Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as a managing director must be a director. Any other officer need not be a director.

Remuneration and Terms of Appointment

20.4 All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors thinks fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

ARTICLE 21
INDEMNIFICATION

Definitions

21.1 In this Part 21:

(a) "**eligible party**", in relation to a company, means an individual who:

(i) is or was a director, alternate director or officer of the Company;

(ii) is or was a director, alternate director or officer of another corporation

(A) at a time when the corporation is or was an affiliate of the Company, or

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(B) at the request of the Company; or

(iii) at the request of the Company, is or was, or holds or held a position equivalent to that of, a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity;

and includes, except in the definition of "eligible proceeding", and §163(1)(c) and (d) and 165 of the Act, the heirs and personal or other legal representatives of that individual;

(b) "**eligible penalty**" means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(c) "**eligible proceeding**" means a proceeding in which an eligible party or any of the heirs and personal or other legal representatives of the eligible party, by reason of the eligible party being or having been a director, alternate director or officer of, or holding or having held a position equivalent to that of a director, alternate director or officer of, the Company or an associated corporation

(i) is or may be joined as a party; or

(ii) is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(d) "expenses" has the meaning set out in the Act and includes costs, charges and expenses, including legal and other fees, but does not include judgments, penalties, fines or amounts paid in settlement of a proceeding; and

(e) "proceeding" includes any legal proceeding or investigative action, whether current, threatened, pending or completed.

Mandatory Indemnification of Eligible Parties

21.2 Subject to the Act, the Company must indemnify each eligible party and the heirs and legal personal representatives of each eligible party against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each eligible party is deemed to have contracted with the Company on the terms of the indemnity contained in this §21.2.

Indemnification of Other Persons

21.3 Subject to any restrictions in the Act, the Company may agree to indemnify and may indemnify any person (including an eligible party) against eligible penalties and pay expenses incurred in connection with the performance of services by that person for the Company.

Authority to Advance Expenses

21.4 The Company may advance expenses to an eligible party to the extent permitted by and in accordance with the Act.

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Non-Compliance with Act

21.5 Subject to the Act, the failure of an eligible party of the Company to comply with the Act or these Articles or, if applicable, any former Companies Act or former Articles does not, of itself, invalidate any indemnity to which he or she is entitled under this Part 21.

Company May Purchase Insurance

21.6 The Company may purchase and maintain insurance for the benefit of any eligible party (or the heirs or legal personal representatives of any eligible party) against any liability incurred by any eligible party.

ARTICLE 22
DIVIDENDS

Payment of Dividends Subject to Special Rights

22.1 The provisions of this Part 22 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

Declaration of Dividends

22.2 Subject to the Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.

No Notice Required

22.3 The directors need not give notice to any shareholder of any declaration under §22.2.

Record Date

22.4 The directors must set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months.

Manner of Paying Dividend

22.5 A resolution declaring a dividend may direct payment of the dividend wholly or partly in money or by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company or any other corporation, or in any one or more of those ways.

Settlement of Difficulties

22.6 If any difficulty arises in regard to a distribution under §22.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(a) set the value for distribution of specific assets;

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(b) determine that money in substitution for all or any part of the specific assets to which any shareholders are entitled may be paid to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(c) vest any such specific assets in trustees for the persons entitled to the dividend.

When Dividend Payable

22.7 Any dividend may be made payable on such date as is fixed by the directors.

Dividends to be Paid in Accordance with Number of Shares

22.8 All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

Receipt by Joint Shareholders

22.9 If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

Dividend Bears No Interest

22.10 No dividend bears interest against the Company.

Fractional Dividends

22.11 If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

Payment of Dividends

22.12 Any dividend or other distribution payable in money in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the registered address of the shareholder, or in the case of joint shareholders, to the registered address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

Capitalization of Retained Earnings or Surplus

22.13 Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any retained earnings or surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the retained earnings or surplus so capitalized or any part thereof.

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ARTICLE 23
ACCOUNTING RECORDS AND AUDITOR

Recording Of Financial Affairs

23.1 The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Act.

Inspection of Accounting Records

23.2 Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

ARTICLE 24
NOTICES

Method of Giving Notice

24.1 Unless the Act or these Articles provide otherwise, a notice, statement, report or other record required or permitted by the Act or these Articles to be sent by or to a person may be sent by:

(a) mail addressed to the person at the applicable address for that person as follows:

(i) for a record mailed to a shareholder, the shareholder's registered address;

(ii) for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(iii) in any other case, the mailing address of the intended recipient;

(b) delivery at the applicable address for that person as follows, addressed to the person:

(i) for a record delivered to a shareholder, the shareholder's registered address;

(ii) for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company;

(iii) the delivery address provided by the recipient for the sending of that record or records of that class; or

(iv) in any other case, the delivery address of the intended recipient;

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(c) sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(d) sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;

(e) physical delivery to the intended recipient.

Deemed Receipt of Mailing

24.2 A notice, statement, report or other record that is:

(a) mailed to a person by ordinary mail to the applicable address for that person referred to in §24.1 is deemed to be received by the person to whom it was mailed on the day (Saturdays, Sundays and holidays excepted) following the date of mailing;

(b) faxed to a person to the fax number provided by that person referred to in §24.1 is deemed to be received by the person to whom it was faxed on the day it was faxed; and

(c) emailed to a person to the e-mail address provided by that person referred to in §24.1 is deemed to be received by the person to whom it was e-mailed on the day that it was emailed.

Certificate of Sending

24.3 A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that capacity on behalf of the Company stating that a notice, statement, report or other record was sent in accordance with §24.1 is conclusive evidence of that fact.

Notice to Joint Shareholders

24.4 A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing such record to the joint shareholder first named in the central securities register in respect of the share.

Notice to Legal Personal Representatives and Trustees

24.5 A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(a) mailing the record, addressed to them:

(i) by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(ii) at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

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(b) if an address referred to in §24.5(a)(ii) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

Undelivered Notices

24.6 If on two consecutive occasions, a notice, statement, report or other record is sent to a shareholder pursuant to §24.1 and on each of those occasions any such record is returned because the shareholder cannot be located, the Company shall not be required to send any further records to the shareholder until the shareholder informs the Company in writing of his or her new address.

ARTICLE 25
SEAL

Who May Attest Seal

25.1 Except as provided in §25.2 and §25.3, the Company's seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

(a) any two directors;

(b) any officer, together with any director;

(c) if the Company only has one director, that director; or

(d) any one or more directors or officers or persons as may be determined by the directors.

Sealing Copies

25.2 For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite §25.1, the impression of the seal may be attested by the signature of any director or officer or the signature of any other person as may be determined by the directors.

Mechanical Reproduction of Seal

25.3 The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and such persons as are authorized under §25.1 to attest the Company's seal may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are

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for all purposes deemed to be under and to bear the seal impressed on them.

Full name and signature of incorporator	Date of signing
Patient Home Monitoring Corp. Per: ____________________________________ Authorized Signatory	December ____, 2016

VIEMED HEALTHCARE, INC.

Computershare

XVTQ 000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class
COMMON CLASS

Holder Account Number

C9999999999 IND

------- Fold

Form of Proxy - Annual and Special Meeting to be held on Thursday, June 10, 2021

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 9:30 am (Central Time), on Tuesday, June 8, 2021.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

XVTQ_PRX_323771/000001/000001/i

SAM SAMPLE

C9999999999

IND C01

Appointment of Proxyholder

I/We being holder(s) of securities of Viemed Healthcare, Inc. (the "Corporation") hereby appoint: Casey Hoyt, Chief Executive Officer and Director, or failing this person, Michael Moore, President, or their designees (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual and Special Meeting of shareholders of the Corporation to be held at Homewood Suites by Hilton, 201 Kaliste Saloom Road, Lafayette, Louisiana 70508 on Thursday, June 10, 2021 at 9:30 am (Central Time), and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. **Election of Directors**

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01. Casey Hoyt	☐	☐	02. W. Todd Zehnder	☐	☐	03. William Frazier	☐	☐
04. Randy Dobbs	☐	☐	05. Nitin Kaushal	☐	☐	06. Timothy Smokoff	☐	☐
07. Bruce Greenstein	☐	☐	08. Sabrina Heltz	☐	☐			

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For Withhold

2. **Appointment of Auditors**

Re-appointment of Ernst & Young LLP, as Auditors of the Corporation for the fiscal year ending December 31, 2021 and authorizing the Directors to fix their remuneration. ☐ ☐

For Against

3. **Amendment of Articles**

To consider and, if deemed appropriate, to approve an ordinary resolution (the text of which is disclosed in Section 10(iv) of the Management Information and Proxy Circular) approving certain amendments to the Articles of the Corporation with respect to the quorum requirement for meetings of shareholders, as more particularly described in the Management Information and Proxy Circular. ☐ ☐

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Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

X V T Q 3 2 3 7 7 1 1 P I Z A R 1 9 9 9 9 9

VIEMED HEALTHCARE, INC.

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

XVTQ 000002

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
AUSTRALIA

Security Class
COMMON CLASS

Holder Account Number

C9999999999 IND

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Form of Proxy - Annual and Special Meeting to be held on Thursday, June 10, 2021

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

Proxies submitted must be received by 9:30 am (Central Time), on Tuesday, June 8, 2021.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

312-588-4290 Direct Dial

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

XVTQ_PRX_323771/000002/000002/i